                                                                    Exhibit 99.1

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                             HARRIS INTERACTIVE INC.,

                              TOTAL MERGER SUB INC.

                                       AND

                           TOTAL RESEARCH CORPORATION

                                 August 5, 2001

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SECTION 1 - DEFINITIONS/INTERPRETATION.........................................1
           1.1      DEFINITIONS................................................1
                    -----------
                    1.1.1 "ANTITRUST LAW"......................................1
                    1.1.2 "APPROVALS"..........................................1
                    1.1.3 "ASSUMED STOCK OPTION"...............................1
                    1.1.4 "BALANCE SHEET DATE".................................1
                    1.1.5 "BENEFICIAL " or "BENEFICIALLY,".....................1
                    1.1.6 "BENEFIT PLAN".......................................1
                    1.1.7 "BENEFITS CONTINUATION PROGRAM"......................2
                    1.1.8 "BOARD EXPANSION"....................................2
                    1.1.9 "CERTIFICATE OF MERGER"..............................2
                    1.1.10 "CERTIFICATES"......................................2
                    1.1.11 "CLAIM".............................................2
                    1.1.12 "CLOSING"...........................................2
                    1.1.13 "CLOSING DATE"......................................2
                    1.1.14 "CODE"..............................................2
                    1.1.15 "CONFIDENTIALITY AGREEMENT".........................2
                    1.1.16 "CORPORATION LAW"...................................2
                    1.1.17 "DOJ"...............................................2
                    1.1.18 "EFFECTIVE TIME"....................................2
                    1.1.19 "ENVIRONMENTAL CLAIM"...............................2
                    1.1.20 "ENVIRONMENTAL LAWS"................................2
                    1.1.21 "ENVIRONMENTAL PERMIT"..............................2
                    1.1.22 "ERISA".............................................3
                    1.1.23 "ERISA AFFILIATE"...................................3
                    1.1.24 "EXCHANGE ACT"......................................3
                    1.1.25 "EXCHANGE AGENT"....................................3
                    1.1.26 "EXCHANGE DEPOSIT"..................................3
                    1.1.27 "EXCHANGE RATIO"....................................3
                    1.1.28 "EXECUTIVE".........................................3
                    1.1.29 "EXPANSION DIRECTORS"...............................3
                    1.1.30 "EXPENSES"..........................................3
                    1.1.31 "FTC"...............................................3
                    1.1.32 "GAAP"..............................................3
                    1.1.33 "GOVERNMENTAL ENTITY"...............................3
                    1.1.34 "HARRIS ACQUISITION AGREEMENT"......................3
                    1.1.35 "HARRIS BENEFIT PLAN"...............................3
                    1.1.36 "HARRIS BOARD"......................................4
                    1.1.37 "HARRIS DISCLOSURE SCHEDULE"........................4
                    1.1.38 "HARRIS PERMITS"....................................4
                    1.1.39 "HARRIS SEC DOCUMENTS"..............................4
                    1.1.40 "HARRIS SHARE(S)"...................................4
                    1.1.41 "HARRIS STOCKHOLDERS MEETING".......................4

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                    1.1.42 "HARRIS TERMINATION FEE"............................4
                    1.1.43 "HARRIS TAKEOVER PROPOSAL"..........................4
                    1.1.44 "HART-SCOTT"........................................4
                    1.1.45 "INCENTIVE PLAN"....................................4
                    1.1.46 "INDEMNIFIED PARTY".................................4
                    1.1.47 "INTEGRATION COMMITTEE".............................4
                    1.1.48 "INTELLECTUAL PROPERTY".............................4
                    1.1.49 "JOINT PROXY STATEMENT/PROSPECTUS"..................4
                    1.1.50 "KNOW" or "KNOWLEDGE"...............................5
                    1.1.51 "LAW"...............................................5
                    1.1.52 "LIEN"..............................................5
                    1.1.53 "MATERIAL ADVERSE EFFECT"...........................5
                    1.1.54 "MATERIAL AGREEMENT"................................5
                    1.1.55 "MERGER"............................................6
                    1.1.56 "MERGER CONSIDERATION"..............................6
                    1.1.57 "MERGER SUB BOARD"..................................6
                    1.1.58 "NASDAQ MARKETPLACE RULES"..........................6
                    1.1.59 "NON-HARRIS THIRD PARTY"............................6
                    1.1.60 "NON-TOTAL THIRD PARTY".............................6
                    1.1.61 "ORGANIZATIONAL DOCUMENTS"..........................6
                    1.1.62 "PERSON"............................................6
                    1.1.63 "REQUIRED HARRIS VOTE"..............................6
                    1.1.64 "REQUIRED HARRIS VOTE TIME".........................6
                    1.1.65 "REQUIRED TOTAL VOTE"...............................6
                    1.1.66 "REQUIRED TOTAL VOTE TIME"..........................6
                    1.1.67 "S-4"...............................................6
                    1.1.68 "SEC"...............................................6
                    1.1.69 "SECURITIES ACT"....................................7
                    1.1.70 "STOCKHOLDER MEETINGS"..............................7
                    1.1.71 "STOCK OPTION"......................................7
                    1.1.72 "STOCK OPTION PLAN".................................7
                    1.1.73 "SUBSIDIARY"........................................7
                    1.1.74 "SUPERIOR HARRIS PROPOSAL"..........................7
                    1.1.75 "SUPERIOR TOTAL PROPOSAL"...........................7
                    1.1.76 "SURVIVING CORPORATION".............................7
                    1.1.77 "TAX" or "TAXES"....................................7
                    1.1.78 "TAX RETURNS".......................................7
                    1.1.79 "TERMINATION DATE"..................................7
                    1.1.80 "TOTAL ACQUISITION AGREEMENT".......................7
                    1.1.81 "TOTAL ALTERNATIVE TRANSACTION".....................7
                    1.1.82 "TOTAL BENEFIT PLAN"................................7
                    1.1.83 "TOTAL BOARD".......................................8
                    1.1.84 "TOTAL DISCLOSURE SCHEDULE".........................8
                    1.1.85 "TOTAL EMPLOYEE"....................................8

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                    1.1.86 "TOTAL PERMITS".....................................8
                    1.1.87 "TOTAL SEC DOCUMENTS"...............................8
                    1.1.88 "TOTAL SHARE(S)"....................................8
                    1.1.89 "TOTAL STOCKHOLDERS MEETING"........................8
                    1.1.90 "TOTAL TAKEOVER PROPOSAL"...........................8
                    1.1.91 "TOTAL TERMINATION FEE".............................8
           1.2      INTERPRETATION.............................................8
                    --------------
                    1.2.1 USE OF CERTAIN WORDS.................................8
                    1.2.2 APPLICABILITY OF DEFINITIONS.........................8
                    1.2.3 REFERENCES TO OTHER MATERIALS........................8
                    1.2.4 REFERENCES TO PERSONS................................9
                    1.2.5 REFERENCES TO MADE AVAILABLE.........................9

SECTION 2 - THE MERGER.........................................................9
           2.1      THE MERGER.................................................9
                    ----------
           2.2      CLOSING OF THE MERGER......................................9
                    ---------------------
           2.3      EFFECTS OF THE MERGER......................................9
                    ---------------------
           2.4      ORGANIZATIONAL DOCUMENTS...................................9
                    ------------------------
           2.5      DIRECTORS..................................................9
                    ---------
           2.6      FURTHER ASSURANCES; POWER OF ATTORNEY.....................10
                    -------------------------------------
                    2.6.1 FURTHER ACTIONS.....................................10
                    2.6.2 POWER OF ATTORNEY...................................10

SECTION 3 - CONVERSION OF SECURITIES..........................................10
           3.1      CONVERSION OF SECURITIES..................................10
                    ------------------------
                    3.1.1 SECURITIES OF MERGER SUB............................10
                    3.1.2 CANCELLATION OF SHARES OF TOTAL HELD
                          IN TREASURY AND HARRIS-OWNED SHARES.................10
                    3.1.3 CONVERSION OF TOTAL COMMON STOCK....................11
                    3.1.4 ADJUSTMENTS TO EXCHANGE RATIO.......................11
           3.2      FRACTIONAL SHARES OF HARRIS COMMON STOCK..................11
                    ----------------------------------------
                    3.2.1 NO FRACTIONAL INTERESTS.............................11
                    3.2.2 CASH PAYMENT FOR FRACTIONAL INTERESTS...............11
           3.3      STOCK OPTIONS.............................................11
                    -------------
                    3.3.1 EXCHANGE OF OPTIONS.................................11
                    3.3.2 NOTICES.............................................12
                    3.3.3 HARRIS ACTIONS......................................12
           3.4      EXCHANGE AGENT............................................12
                    --------------
           3.5      EXCHANGE DEPOSIT..........................................12
                    ----------------
                    3.5.1 DEPOSIT WITH EXCHANGE AGENT.........................12
                    3.5.2 TERMINATION OF EXCHANGE DEPOSIT.....................13
                    3.5.3 NO LIABILITY........................................13
                    3.5.4 INVESTMENT OF THE EXCHANGE DEPOSIT..................13
           3.6      EXCHANGE PROCEDURES.......................................13
                    -------------------
           3.7      SHARE OWNERSHIP RIGHTS AFTER EFFECTIVE TIME...............13
                    -------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                    3.7.1 STOCK TRANSFER BOOKS................................13
                    3.7.2 FULL SATISFACTION...................................14
                    3.7.3 PAYMENTS WITH RESPECT TO UNSURRENDERED
                          CERTIFICATES........................................14
                    3.7.4 RIGHTS OF HOLDERS AFTER TERMINATION OF DEPOSIT......14
           3.8      LOST CERTIFICATES.........................................14
                    -----------------
           3.9      WITHHOLDING RIGHTS........................................15
                    ------------------
           3.10     AFFILIATES................................................15
                    ----------
           3.11     SECTION 16................................................15
                    ----------

SECTION 4 - REPRESENTATIONS AND WARRANTIES OF TOTAL...........................15
           4.1      CAPITALIZATION OF TOTAL AND ITS SUBSIDIARIES..............15
                    --------------------------------------------
                    4.1.1 CAPITALIZATION OF TOTAL.............................15
                    4.1.2 CAPITALIZATION OF SUBSIDIARIES......................16
                    4.1.3 NO LIENS ON INTERESTS IN SUBSIDIARIES...............16
           4.2      ORGANIZATION AND QUALIFICATION; SUBSIDIARIES..............16
                    --------------------------------------------
                    4.2.1 EXISTENCE, POWER, AND QUALIFICATION.................16
                    4.2.2 SUBSIDIARIES........................................17
                    4.2.3 COPIES OF DOCUMENTS.................................17
           4.3      AUTHORITY RELATIVE TO THIS AGREEMENT......................17
                    ------------------------------------
                    4.3.1 POWER...............................................17
                    4.3.2 CORPORATE PROCEEDINGS; ENFORCEABILITY...............17
                    4.3.3 ENFORCEABILITY......................................17
                    4.3.4 STOCKHOLDER ACTION..................................17
           4.4      FILINGS WITH SEC; FINANCIAL STATEMENTS....................18
                    --------------------------------------
                    4.4.1 SEC FILINGS.........................................18
                    4.4.2 TOTAL FINANCIAL STATEMENTS..........................18
           4.5      NO UNDISCLOSED LIABILITIES................................18
                    --------------------------
           4.6      MATERIAL AGREEMENTS.......................................18
                    -------------------
           4.7      ABSENCE OF CHANGES........................................19
                    ------------------
                    4.7.1 MATERIAL ADVERSE DEVELOPMENTS.......................19
                    4.7.2 DISTRIBUTIONS.......................................19
                    4.7.3 AMENDMENTS..........................................19
                    4.7.4 DEBT AND GUARANTEES.................................19
                    4.7.5 LIENS...............................................19
                    4.7.6 LOANS AND CONTRIBUTIONS.............................19
                    4.7.7 MATERIAL AGREEMENTS.................................20
                    4.7.8 ACCOUNTING CHANGES..................................20
                    4.7.9 EXECUTIVES..........................................20
           4.8      INFORMATION SUPPLIED......................................20
                    --------------------
           4.9      CONSENTS AND APPROVALS....................................21
                    ----------------------
           4.10     NO VIOLATION..............................................21
                    ------------
                    4.10.1 VIOLATIONS RELATED TO TRANSACTION..................21
                    4.10.2 VIOLATIONS RELATED TO DOCUMENTS AND AGREEMENTS.....21
                    4.10.3 VIOLATIONS RELATED TO LAW..........................21

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                    4.10.4 COMPLIANCE WITH ENVIRONMENTAL LAWS.................22
                    4.10.5 FRANCHISES; PERMITS................................22
           4.11     LITIGATION; CLAIMS........................................22
                    ------------------
           4.12     EMPLOYEE BENEFIT PLANS; ERISA.............................22
                    -----------------------------
                    4.12.1 BENEFIT PLAN DOCUMENTS.............................22
                    4.12.2 NO CHANGE IN TOTAL BENEFIT PLANS...................23
                    4.12.3 TITLE IV OF ERISA..................................23
                    4.12.4 PROHIBITED TRANSACTIONS............................23
                    4.12.5 NO MULTI-EMPLOYER PLANS............................23
                    4.12.6 DETERMINATION LETTERS..............................23
                    4.12.7 ACTIONS RELATED TO BENEFIT PLANS...................24
                    4.12.8 APPLICABLE REPORTS.................................24
                    4.12.9 EFFECT OF TRANSACTIONS.............................24
           4.13     KEY EMPLOYEES.............................................24
                    -------------
           4.14     TAXES.....................................................24
                    -----
                    4.14.1 RETURNS............................................25
                    4.14.2 PAYMENTS...........................................25
                    4.14.3 TAXES NOT YET DUE..................................25
                    4.14.4 WAIVERS OF STATUTES OF LIMITATION..................25
                    4.14.5 AUDITS.............................................25
                    4.14.6 SECTION 355........................................26
           4.15     REAL PROPERTY INTERESTS...................................26
                    -----------------------
           4.16     INSURANCE.................................................26
                    ---------
           4.17     ABSENCE OF QUESTIONABLE PAYMENTS..........................26
                    --------------------------------
           4.18     INTELLECTUAL PROPERTY.....................................26
                    ---------------------
                    4.18.1 ADEQUATE RIGHTS....................................26
                    4.18.2 NO INFRINGEMENT; CLAIMS............................26
                    4.18.3 PROTECTION OF CONFIDENTIALITY; EMPLOYEES...........27
                    4.18.4 CERTAIN INTELLECTUAL PROPERTY......................27
           4.19     INTERESTED PARTY TRANSACTIONs.............................27
                    ---------------------------- -
           4.20     OPINION OF FINANCIAL ADVISOR..............................27
                    ----------------------------
           4.21     BROKERS...................................................27
                    -------
           4.22     TAX TREATMENT.............................................28
                    -------------
           4.23     TAKEOVER STATUTES.........................................28
                    -----------------
           4.24     EUROPEAN SUBSIDIARIES.....................................28
                    ---------------------
           4.25     VOTING AGREEMENTS.........................................28
                    ------------------

SECTION 5 - REPRESENTATIONS AND WARRANTIES OF HARRIS AND MERGER SUB...........28
           5.1      CAPITALIZATION OF HARRIS AND ITS SUBSIDIARIES.............28
                    ---------------------------------------------
                    5.1.1 CAPITALIZATION OF HARRIS............................28
                    5.1.2 CAPITALIZATION OF SUBSIDIARIES......................29
                    5.1.3 NO LIENS ON INTERESTS IN SUBSIDIARIES...............30
           5.2      ORGANIZATION AND QUALIFICATION; SUBSIDIARIES..............30
                    --------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                    5.2.1 EXISTENCE, POWER, AND QUALIFICATION.................30
                    5.2.2 SUBSIDIARIES........................................30
                    5.2.3 COPIES OF DOCUMENTS.................................30
           5.3      AUTHORITY RELATIVE TO THIS AGREEMENT......................30
                    ------------------------------------
                    5.3.1 POWER...............................................30
                    5.3.2 CORPORATE PROCEEDINGS; ENFORCEABILITY...............30
                    5.3.3 ENFORCEABILITY......................................31
                    5.3.4 STOCKHOLDER ACTION..................................31
           5.4      FILINGS WITH SEC; FINANCIAL STATEMENTS....................31
                    --------------------------------------
                    5.4.1 SEC FILINGS.........................................31
                    5.4.2 HARRIS FINANCIAL STATEMENTS.........................31
           5.5      NO UNDISCLOSED LIABILITIES................................32
                    --------------------------
           5.6      MATERIAL AGREEMENTS.......................................32
                    -------------------
           5.7      ABSENCE OF CHANGES........................................32
                    ------------------
                    5.7.1 MATERIAL ADVERSE DEVELOPMENTS.......................32
                    5.7.2 DISTRIBUTIONS.......................................32
                    5.7.3 AMENDMENTS..........................................32
                    5.7.4 DEBT AND GUARANTEES.................................33
                    5.7.5 LIENS...............................................33
                    5.7.6 LOANS AND CONTRIBUTIONS.............................33
                    5.7.7 MATERIAL AGREEMENTS.................................33
                    5.7.8 ACCOUNTING CHANGES..................................33
                    5.7.9 EXECUTIVES..........................................33
           5.8      INFORMATION SUPPLIED......................................34
                    --------------------
           5.9      CONSENTS AND APPROVALS....................................34
                    ----------------------
           5.10     NO VIOLATION..............................................34
                    ------------
                    5.10.1 VIOLATIONS RELATED TO TRANSACTION..................34
                    5.10.2 VIOLATIONS RELATED TO DOCUMENTS AND AGREEMENTS.....34
                    5.10.3 VIOLATIONS RELATED TO LAW..........................35
                    5.10.4 COMPLIANCE WITH ENVIRONMENTAL LAWS.................35
                    5.10.5 FRANCHISES; PERMITS................................35
           5.11     LITIGATION; CLAIMS........................................35
                    ------------------
           5.12     EMPLOYEE BENEFIT PLANS; ERISA.............................36
                    -----------------------------
                    5.12.1 BENEFIT PLAN DOCUMENTS.............................36
                    5.12.2 NO CHANGE IN HARRIS BENEFIT PLANS..................36
                    5.12.3 TITLE IV OF ERISA..................................36
                    5.12.4 PROHIBITED TRANSACTIONS............................36
                    5.12.5 NO MULTI-EMPLOYER PLANS............................37
                    5.12.6 DETERMINATION LETTERS..............................37
                    5.12.7 ACTIONS RELATED TO BENEFIT PLANS...................37
                    5.12.8 APPLICABLE REPORTS.................................37
                    5.12.9 EFFECT OF TRANSACTIONS.............................37
           5.13     KEY EMPLOYEES.............................................38
                    -------------
           5.14     TAXES.....................................................38
                    ------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                    5.14.1 RETURNS............................................38
                    5.14.2 PAYMENTS...........................................38
                    5.14.3 TAXES NOT YET DUE..................................38
                    5.14.4 WAIVERS OF STATUTES OF LIMITATION..................38
                    5.14.5 AUDITS.............................................39
                    5.14.6 SECTION 355........................................39
           5.15     REAL PROPERTY INTERESTS...................................39
                    -----------------------
           5.16     INSURANCE.................................................39
                    ---------
           5.17     ABSENCE OF QUESTIONABLE PAYMENTS..........................39
                    --------------------------------
           5.18     INTELLECTUAL PROPERTY.....................................39
                    ---------------------
                    5.18.1 ADEQUATE RIGHTS....................................39
                    5.18.2 NO INFRINGEMENT; CLAIMS............................40
                    5.18.3 PROTECTION OF CONFIDENTIALITY; EMPLOYEES...........40
                    5.18.4 CERTAIN INTELLECTUAL PROPERTY......................40
           5.19     INTERESTED PARTY TRANSACTIONS.............................41
                    ----------------------------
           5.20     OPINION OF FINANCIAL ADVISOR..............................41
                    ----------------------------
           5.21     BROKERS...................................................41
                    -------
           5.22     TAX TREATMENT.............................................41
                    -------------
           5.23     TAKEOVER STATUTES.........................................41
                    -----------------
           5.24     VOTING AGREEMENTS.........................................41
                    ------------------
           5.25     EMPLOYMENT AGREEMENT......................................42
                    ---------------------

SECTION 6 - COVENANTS OF TOTAL................................................42
           6.1      CONDUCT OF BUSINESS OF TOTAL..............................42
                    ----------------------------
                    6.1.1 ORDINARY COURSE.....................................42
                    6.1.2 ORGANIZATIONAL DOCUMENTS............................42
                    6.1.3 SECURITIES..........................................42
                    6.1.4 DISTRIBUTIONS.......................................42
                    6.1.5 RELATIONSHIPS.......................................42
                    6.1.6 SEVERANCE; EMPLOYMENT AGREEMENTS....................43
                    6.1.7 COMPENSATION........................................43
                    6.1.8 INDEBTEDNESS; GUARANTEES; LIENS.....................43
                    6.1.9 DISCHARGE OF LIABILITIES............................43
                    6.1.10 DISPOSITION OF ASSETS..............................43
                    6.1.11 ACQUISITIONS; MATERIAL AGREEMENTS..................44
                    6.1.12 ACCOUNTING PRACTICES; REVALUATION OF ASSETS........44
                    6.1.13 LIQUIDATION........................................44
                    6.1.14 TAX LIABILITIES....................................44
                    6.1.15 WAIVERS OF RIGHTS; PREPAYMENTS.....................44
                    6.1.16 INSURANCE..........................................44
                    6.1.17 LABOR AGREEMENTS...................................44
                    6.1.18 SETTLEMENTS........................................44
                    6.1.19 HINDRANCE OF TAX FREE MERGER.......................45
                    6.1.20 NON-COMPETITION....................................45

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                    6.1.21 OTHER AGREEMENTS AND ACTIONS.......................45
           6.2      ACCESS TO INFORMATION.....................................45
                    ---------------------
           6.3      FINANCIAL STATEMENTS......................................45
                    --------------------
           6.4      NO SOLICITATION...........................................45
                    ---------------
           6.5      CERTAIN CONSENTS..........................................48
                    ----------------

SECTION 7 - COVENANTS OF HARRIS...............................................48
           7.1      CONDUCT OF BUSINESS OF HARRIS.............................48
                    -----------------------------
                    7.1.1 ORDINARY COURSE.....................................48
                    7.1.2 ORGANIZATIONAL DOCUMENTS............................48
                    7.1.3 SECURITIES..........................................48
                    7.1.4 DISTRIBUTIONS.......................................49
                    7.1.5 RELATIONSHIPS.......................................49
                    7.1.6 INDEBTEDNESS; GUARANTEES; LIENS.....................49
                    7.1.7 DISCHARGE OF LIABILITIES............................49
                    7.1.8 DISPOSITION OF ASSETS...............................49
                    7.1.9 ACQUISITIONS; MATERIAL AGREEMENTS...................49
                    7.1.10 ACCOUNTING PRACTICES; REVALUATION OF ASSETS........50
                    7.1.11 LIQUIDATION........................................50
                    7.1.12 TAX LIABILITIES....................................50
                    7.1.13 WAIVERS OF RIGHTS; PREPAYMENTS.....................50
                    7.1.14 INSURANCE..........................................50
                    7.1.15 LABOR AGREEMENTS...................................50
                    7.1.16 SETTLEMENTS........................................50
                    7.1.17 HINDRANCE OF TAX FREE MERGER.......................50
                    7.1.18 NON-COMPETITION....................................50
                    7.1.19 SEVERANCE; EMPLOYMENT AGREEMENTS...................51
                    7.1.20 COMPENSATION.......................................51
                    7.1.21 OTHER AGREEMENTS AND ACTIONS.......................51
           7.2      ACCESS TO INFORMATION.....................................51
                    ---------------------
           7.3      FINANCIAL STATEMENTS......................................51
                    --------------------
           7.4      LISTING OF STOCK..........................................51
                    ----------------
           7.5      RULE 144 REPORTING........................................52
                    ------------------
           7.6      AMENDMENT OF 401(K) PLAN..................................52
                    ------------------------

SECTION 8 - ADDITIONAL AGREEMENTS.............................................52
           8.1      SEC MATTERS...............................................52
                    -----------
                    8.1.1 PREPARATION OF S-4 AND THE
                          JOINT PROXY STATEMENT/PROSPECTUS....................52
                    8.1.2 COMPLIANCE..........................................53
           8.2      LETTER FROM ACCOUNTANTS...................................53
                    -----------------------
           8.3      MEETINGS OF STOCKHOLDERS..................................53
                    ------------------------
                    8.3.1 TOTAL MEETING.......................................53
                    8.3.2 HARRIS MEETING......................................53
           8.4      REASONABLE BEST EFFORTS...................................54
                    -----------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                    8.4.1 REASONABLE EFFORTS..................................54
                    8.4.2 LITIGATION..........................................54
                    8.4.3 FILINGS/CONSENTS....................................54
           8.5      ANTITRUST MATTERS.........................................54
                    -----------------
                    8.5.1 COOPERATION.........................................54
                    8.5.2 PROCEEDINGS.........................................55
           8.6      PUBLIC ANNOUNCEMENTS......................................55
                    --------------------
           8.7      INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE.......56
                    ---------------------------------------------------
                    8.7.1 ORGANIZATIONAL DOCUMENTS OF SURVIVING CORPORATION...56
                    8.7.2 INDEMNITY...........................................56
                    8.7.3 DIRECTOR'S AND OFFICER'S INSURANCE..................57
                    8.7.4 FINAL ORDERS........................................57
                    8.7.5 THIRD PARTY BENEFICIARIES...........................57
           8.8      NOTIFICATION..............................................57
                    ------------
           8.9      AFFILIATES................................................58
                    ----------
           8.10     TAKEOVER STATUTES.........................................58
                    -----------------
           8.11     TAX TREATMENT ............................................58
                    -------------
           8.12     INTEGRATION COMMITTEE.....................................58
                    ----------------------
           8.13     DIRECTOR RE-ELECTION......................................59
                    ---------------------
           8.14     EMPLOYEE BENEFITS.........................................59
                    -----------------
                    8.14.1 CONTINUATION OF BENEFITS...........................59
                    8.14.2 UNIFIED BENEFIT PROGRAM............................59

SECTION 9 - CONDITIONS TO CONSUMMATION OF THE MERGER..........................59
           9.1      CONDITIONS TO EACH PARTY'S OBLIGATIONS TO
                    EFFECT THE MERGER.........................................59
                    -----------------------------------------
                    9.1.1 CONSENTS OF STOCKHOLDERS............................59
                    9.1.2 NO RESTRAINT........................................59
                    9.1.3 CONSENTS............................................59
                    9.1.4 REGISTRATION........................................60
                    9.1.5 LISTING OF HARRIS STOCK.............................60
           9.2      CONDITIONS TO THE OBLIGATIONS OF HARRIS...................60
                    ---------------------------------------
                    9.2.1 REPRESENTATIONS AND WARRANTIES......................60
                    9.2.2 PERFORMANCE.........................................60
                    9.2.3 OFFICER'S CERTIFICATE...............................61
                    9.2.4 CONSENTS............................................61
           9.3      CONDITIONS TO THE OBLIGATIONS OF TOTAL....................61
                    --------------------------------------
                    9.3.1 REPRESENTATIONS AND WARRANTIES......................61
                    9.3.2 PERFORMANCE.........................................61
                    9.3.3 OFFICER'S CERTIFICATE...............................61
                    9.3.4 CONSENTS............................................62

SECTION 10 - TERMINATION......................................................62
           10.1     TERMINATION BY MUTUAL AGREEMENT...........................62
                    -------------------------------
           10.2     TERMINATION BY EITHER HARRIS OR TOTAL.....................62
                    -------------------------------------
                    10.2.1 TERMINATION DATE...................................62

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                    10.2.2 REQUIRED TOTAL VOTE................................62
                    10.2.3 REQUIRED HARRIS VOTE...............................62
                    10.2.4 LEGAL RESTRAINT....................................62
           10.3     TERMINATION BY TOTAL......................................62
                    --------------------
                    10.3.1 HARRIS BREACH......................................63
                    10.3.2 SUPERIOR TOTAL PROPOSAL............................63
                    10.3.3 WITHDRAWAL OF RECOMMENDATION.......................63
           10.4     TERMINATION BY HARRIS.....................................63
                    ---------------------
                    10.4.1 TOTAL BREACH.......................................63
                    10.4.2 WITHDRAWAL OF RECOMMENDATION.......................63
           10.5     EFFECT OF TERMINATION AND ABANDONMENT.....................63
                    -------------------------------------
                    10.5.1 AGREEMENT TERMINATED...............................63
                    10.5.2 TERMINATION FEE....................................64
                    10.5.3 PAYMENT OF EXPENSES IN CONNECTION WITH
                           TOTAL BREACH.......................................64
                    10.5.4 PAYMENT OF EXPENSES IN CONNECTION WITH
                           HARRIS BREACH......................................64
                    10.5.5 INTEGRAL PART OF AGREEMENT.........................64
                    10.5.6 CONFIDENTIALITY AGREEMENT. The Confidentiality
                           Agreement shall survive termination of this
                           Agreement in accordance with its terms.............65

SECTION 11 - MISCELLANEOUS....................................................65
           11.1     NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES.............65
                    ---------------------------------------------
           11.2     CONFIDENTIALITY AGREEMENT.................................65
                    -------------------------
           11.3     ENTIRE AGREEMENT..........................................65
                    ----------------
           11.4     EXPENSES..................................................65
                    --------
           11.5     ASSIGNMENTS; SUCCESSORS; PARTIES IN INTEREST..............65
                    --------------------------------------------
           11.6     AMENDMENT.................................................65
                    ---------
                    11.6.1 WRITING REQUIRED...................................66
                    11.6.2 AMENDMENT AFTER STOCKHOLDER ACTION.................66
           11.7     EXTENSION; WAIVER.........................................66
                    -----------------
           11.8     NOTICES...................................................66
                    -------
           11.9     GOVERNING LAW.............................................67
                    -------------
           11.10    DESCRIPTIVE HEADINGS......................................67
                    --------------------
           11.11    SEVERABILITY..............................................67
                    ------------
           11.12    ENFORCEMENT; JURISDICTION.................................67
                    -------------------------
           11.13    JOINT WORK PRODUCT........................................67
                    ------------------
           11.14    COUNTERPARTS..............................................68
                    ------------

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, dated as of August 5, 2001 is by and among HARRIS INTERACTIVE INC., a Delaware corporation ("HARRIS"), TOTAL MERGER SUB INC., a Delaware corporation and a wholly-owned subsidiary of Harris ("MERGER SUB"), and TOTAL RESEARCH CORPORATION, a Delaware corporation ("TOTAL").

         WHEREAS, the respective Boards of Directors of Harris, Merger Sub and Total have each determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to, and in the best interests of, their respective stockholders;

         WHEREAS, Harris, Merger Sub and Total intend, by approving resolutions authorizing this Agreement, to adopt this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Code, and that the transactions contemplated by this Agreement be undertaken pursuant to such plan;

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, Harris, Merger Sub and Total hereby agree as follows:

SECTION 1 - DEFINITIONS/INTERPRETATION

         1.1 DEFINITIONS. The following terms shall have the following meanings when used in this Agreement, and unless otherwise indicated therein, in any certificate or other document delivered pursuant hereto.

                  1.1.1 "ANTITRUST LAW"means the Sherman Act, as amended, the Clayton Act, as amended, Hart-Scott, the Federal Trade Commission Act, as amended, the EC Merger Regulation, and all others Laws that are designed or intended to prohibit, restrict, or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

                  1.1.2 "APPROVALS"means filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, Nasdaq Marketplace Rules, the Securities Act, the Exchange Act, state securities or "blue sky" Laws, applicable Antitrust Laws, and the filing of the Certificate of Merger as required by the Corporation Law.

                  1.1.3 "ASSUMED STOCK OPTION" has the meaning given to it in
Section 3.3.

                  1.1.4 "BALANCE SHEET DATE" means the date of the latest balance sheet included in a periodic report filed with the SEC by Total or Harris, as the case may be, being for each of them March 31, 2001.

                  1.1.5 "BENEFICIAL " or "BENEFICIALLY," when used in the context of ownership interests in any Person, shall have the meaning provided in
Section 13(d) of the Exchange Act.

                  1.1.6 "BENEFIT PLAN" means each employment, consulting, severance pay, termination pay, retirement, deferred compensation, retention or change in control plan, program, arrangement, agreement or commitment, or an executive compensation, incentive bonus or other bonus, pension, stock option, restricted stock or equity-based, profit sharing, savings, life, health, disability, accident, medical, insurance, vacation, or other employee benefit plan, program, arrangement, agreement, fund or commitment, including any "employee benefit plan" as defined in Section 3(3) of ERISA.

                  1.1.7 "BENEFITS CONTINUATION PROGRAM" has the meaning given to it in Section 8.14.1.

                  1.1.8 "BOARD EXPANSION" has the meaning given to it in Section 2.5.

                  1.1.9 "CERTIFICATE OF MERGER" has the meaning given to it in
Section 2.2.

                  1.1.10 "CERTIFICATES" means a certificate or certificates which immediately prior to the Effective Time represented outstanding Total Shares.

                  1.1.11 "CLAIM" has the meaning given to it in Section 8.7.2.

                  1.1.12 "CLOSING" has the meaning given to it in Section 2.2.

                  1.1.13 "CLOSING DATE" has the meaning given to it in Section 2.2.

                  1.1.14 "CODE" means the Internal Revenue Code of 1986, as amended.

                  1.1.15 "CONFIDENTIALITY AGREEMENT" means the non-disclosure letter from Total addressed to Harris dated May 30, 2001, confirmed by Harris.

                  1.1.16 "CORPORATION LAW" means the Delaware General Corporation Law.

                  1.1.17 "DOJ" means the Antitrust Division of the Department of Justice.

                  1.1.18 "EFFECTIVE TIME" has the meaning given to it in Section 2.2.

                  1.1.19 "ENVIRONMENTAL CLAIM" means any notice, allegation, accusation, complaint, inquiry, letter, notice of violation, claim, order, decree, or demand under any Environmental Law.

                  1.1.20 "ENVIRONMENTAL LAWS" means all federal, state or local law (including without limitation common law) statutes, regulations, rules, judgments, orders or decrees relating to the environment, human health and safety, and shall include without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Clean Water Act, the Clean Air Act, the Toxic Substances Control Act, the Occupational Safety and Health Act, and the regulations promulgated pursuant thereto, as all such laws and regulations have been amended or supplemented, and all applicable transfer statutes.

                  1.1.21 "ENVIRONMENTAL PERMIT" means all permits, licenses, authorizations, variances, approvals and similar authorizations related to or required by any Environmental Law.

                  1.1.22 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  1.1.23 "ERISA AFFILIATE" means any trade or business, whether or not incorporated, that together with any Person or any of the Person's Subsidiaries would be deemed a "single employer" under Section 414 of the Code.

                  1.1.24 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and regulations and rules issued pursuant to that Act.

                  1.1.25 "EXCHANGE AGENT" has the meaning given to it in Section 3.4.

                  1.1.26 "EXCHANGE DEPOSIT" has the meaning given to it in
Section 3.5.1.

                  1.1.27 "EXCHANGE RATIO" has the meaning given to it in Section 3.1.3.

                  1.1.28 "EXECUTIVE" means a director, officer, or any employee who, as of the date of this Agreement, is within the top ten (10) most highly compensated employees of a Person, in respect of such Person's last fiscal year, taking into account all forms of such compensation including salary and bonus payments.

                  1.1.29 "EXPANSION DIRECTORS" has the meaning given to it in
Section 2.5.

                  1.1.30 "EXPENSES" means all out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with, or related to, the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the preparation, filing, printing and mailing of the Joint Proxy Statement/Prospectus and the S-4 and the solicitation of stockholder approvals and all other matters related to the transactions contemplated hereby.

                  1.1.31 "FTC" means the Federal Trade Commission.

                  1.1.32 "GAAP" means United States generally accepted accounting principles.

                  1.1.33 "GOVERNMENTAL ENTITY" means any supranational, national, state, municipal or local court or tribunal or administrative, governmental, quasi-governmental or regulatory body, agency or authority, or similar body or entity.

                  1.1.34 "HARRIS ACQUISITION AGREEMENT" has the meaning given to it in Section 7.6(c).

                  1.1.35 "HARRIS BENEFIT PLAN" means any Benefit Plan which Harris or any of its Subsidiaries or ERISA Affiliates maintains or contributes to, or has any obligation to contribute to, or with respect to which Harris or any of its Subsidiaries has any liability, direct or indirect, contingent or otherwise (including, without limitation, a liability arising out of an indemnification, guarantee, hold harmless or similar agreement).

                  1.1.36 "HARRIS BOARD" means the Board of Directors of Harris.

                  1.1.37 "HARRIS DISCLOSURE SCHEDULE" means the Disclosure Schedule delivered by Harris to Total prior to the execution of this Agreement, cross-referenced to applicable sections of this Agreement.

                  1.1.38 "HARRIS PERMITS" has the meaning given in Section
5.10.4.

                  1.1.39 "HARRIS SEC DOCUMENTS" has the meaning given in Section 5.4.1.

                  1.1.40 "HARRIS SHARE(S)" has the meaning given to it in
Section 3.1.3.

                  1.1.41 "HARRIS STOCKHOLDERS MEETING" means the special meeting of stockholders of Harris called for the purpose of approving the issuance of the Harris common stock to the Total stockholders in the Merger.

                  1.1.42 "HARRIS TERMINATION FEE" has the meaning given to it in
Section 10.5.3.

                  1.1.43 "HARRIS TAKEOVER PROPOSAL" has the meaning given to it in Section 7.6.

                  1.1.44 "HART-SCOTT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  1.1.45 "INCENTIVE PLAN" means, collectively, the Harris Long Term Incentive Plan and the Harris 1997 Stock Program.

                  1.1.46 "INDEMNIFIED PARTY" has the meaning given to it in
Section 8.7.2.

                  1.1.47 "INTEGRATION COMMITTEE" has the meaning given in
Section 8.12.

                  1.1.48 "INTELLECTUAL PROPERTY" means any and all United States and foreign (i) patents and patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations-in-part, extensions, and improvements thereto), (ii) trademarks, service marks, trade names, trade dress, brand names, logos, business and product names, slogans, and registrations and applications for registration thereof, (iii) copyrights and registrations thereof, (iv) technology, inventions, processes, methodologies, designs, know-how, trade secrets, confidential and technical information, specifications, software and databases, (v) licenses (whether the applicable Person is licensor or licensee) of any Intellectual Property described in (i),
(ii), or (iii) which are Material Agreements, and (vi) any claims or causes of action arising out of or relating to any infringement or misappropriation of any of the foregoing.

                  1.1.49 "JOINT PROXY STATEMENT/PROSPECTUS" means the joint proxy statement of Harris and Total and the prospectus of Harris, including any amendments thereto, relating to (i) the Total Stockholders Meeting and the Harris Stockholders Meeting to be held in connection with the Merger and (ii) the issuance to the Total stockholders of the Harris Shares included in the Merger Consideration.

                  1.1.50 "KNOW" or "KNOWLEDGE" means, with respect to any party, the knowledge of such party's executive officers, including inquiry of other officers or employees of such party having primary or substantial oversight responsibility for the relevant matter.

                  1.1.51 "LAW" means any foreign or domestic law, order, writ, injunction, decree, ordinance, award, stipulation, statute, judicial or administrative doctrine, rule or regulation entered by a Governmental Entity.

                  1.1.52 "LIEN" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), any sale with recourse, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased under a lease which is not in the nature of a conditional sale or title retention agreement.

                  1.1.53 "MATERIAL ADVERSE EFFECT" means with respect to any Person, any change, circumstance or effect that, individually or in the aggregate with all other changes, circumstances and effects, is or is reasonably likely to be materially adverse to (i) the assets, properties, condition (financial or otherwise), goodwill, or results of operations of such Person and its Subsidiaries taken as a whole, or (ii) the ability of such party to consummate the transactions contemplated by this Agreement; provided, however, that any changes, circumstances or effects resulting from or relating to (A) any changes in economic, regulatory, or political conditions generally or in the economic, legal or regulatory conditions that affect in general the businesses in which such Person is engaged, (B) the United States securities markets, (C) this Agreement or the transactions contemplated by this Agreement, or (D) the effect of public announcement of the transactions contemplated hereby, including any effect on employees, distributors or customers of such Person including, but not limited to, the resignation of any of such Person's employees, distributors or customers in response to the public announcement of the transactions contemplated by this Agreement, shall not be taken into consideration in determining whether a Material Adverse Effect has occurred or may occur with respect to such Person.

                  1.1.54 "MATERIAL AGREEMENT" means any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which a Person or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound (including all amendments, modifications, waivers, supplements and side letters), in each case the violation or breach of which, or defaults with respect to which, would or would reasonably be expected to have, a Material Adverse Effect on such Person. Material Agreements also include: (i) agreements that purport to limit, curtail or restrict the ability of a Person to compete in any geographic area or line of business, (ii) contracts or agreements with any Governmental Entity, (iii) loan or credit agreements, mortgages, indentures or other agreements or instruments evidencing indebtedness for borrowed money of at least $100,000 or any such agreement pursuant to which such indebtedness for borrowed money may be incurred, (iv) contracts, agreements, commitments or other understandings or arrangements to which a Person or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets are bound or affected, which involve individual payments or receipts by such Person or any of its Subsidiaries of at least $500,000 over the terms of such contract, agreement, commitment, or other understanding or arrangement, or if entered into in the ordinary and usual course of business consistent with past practice, on an annual basis, (v) agreements or arrangements, including but not limited to hedges, options, swaps, caps and collars, designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates, currency exchange rates, (vi) contracts or agreements that would be required to be filed as an exhibit to a Form 10-K with the SEC, and (vii) commitments and agreements to enter into any of the foregoing.

                  1.1.55 "MERGER" has the meaning given to it in Section 2.1.

                  1.1.56 "MERGER CONSIDERATION" has the meaning given to it in
Section 3.1.3.

                  1.1.57 "MERGER SUB BOARD" means the Board of Directors of Merger Sub.

                  1.1.58 "NASDAQ MARKETPLACE RULES" means the rules and regulations applicable to companies listed on the National Markets System of Nasdaq.

                  1.1.59 "NON-HARRIS THIRD PARTY" has the meaning given to it in
Section 6.4.

                  1.1.60 "NON-TOTAL THIRD PARTY" has the meaning given to it in
Section 7.6.

                  1.1.61 "ORGANIZATIONAL DOCUMENTS" means (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership;
(c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the operating or limited liability company agreement and the articles of organization of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (f) any amendment to any of the foregoing.

                  1.1.62 "PERSON" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

                  1.1.63 "REQUIRED HARRIS VOTE" has the meaning given to it in
Section 5.3.4.

                  1.1.64 "REQUIRED HARRIS VOTE TIME" has the meaning given to it in Section 7.6.

                  1.1.65 "REQUIRED TOTAL VOTE" has the meaning given to it in
Section 4.3.4.

                  1.1.66 "REQUIRED TOTAL VOTE TIME" has the meaning given to it in Section 6.4.

                  1.1.67 "S-4" means the registration statement on Form S-4 to be filed with the SEC by Harris in connection with the issuance of Harris common stock as required by the terms of this Agreement pursuant to the Merger.

                  1.1.68 "SEC" means the Securities and Exchange Commission.

                  1.1.69 "SECURITIES ACT" means the Securities Act of 1933, as amended, and regulations and rules issued pursuant to that Act.

                  1.1.70 "STOCKHOLDER MEETINGS" has the meaning given to it in
Section 4.8.

                  1.1.71 "Stock Option" means (i) an option to purchase Total common stock pursuant to the Stock Option Plan and (ii) the options set forth in
Section 1.1.71 of the Total Disclosure Schedule.

                  1.1.72 "Stock Option Plan" means the Total 1995 Stock Incentive Plan.

                  1.1.73 "Subsidiary" means, when used with reference to any Person, any corporation or other entity, whether incorporated or unincorporated,
(i) the outstanding voting securities or interests of which, having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such Person, is directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or (ii) over which such Person or any other subsidiary of such Person exercises management control, including without limitation by virtue of being a general or managing partner.

                  1.1.74 "Superior Harris Proposal" has the meaning given to it in Section 7.6.

                  1.1.75 "Superior Total Proposal" has the meaning given to it in Section 6.4.

                  1.1.76 "Surviving Corporation", as provided in Section 2.1, shall mean Total.

                  1.1.77 "Tax" or "Taxes" means any tax (including any income tax, capital gains tax, value-added tax, sales tax, property tax, gift tax, or estate tax), levy, assessment, tariff, duty (including any customs duty), deficiency, or other fee, and any related charge or amount (including any fine, penalty, interest, or addition to tax), imposed, assessed, or collected by or under the authority of any Governmental Entity.

                  1.1.78 "Tax Returns" means any return (including any information return), report, statement, schedule, notice, form, or other document filed with or submitted to, or required to be filed with or submitted to, any Governmental Entity in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Law relating to any Tax.

                  1.1.79 "Termination Date" means January 31, 2002.

                  1.1.80 "Total Acquisition Agreement" has the meaning given to it in Section 6.4(c).

                  1.1.81 "Total Alternative Transaction" has the meaning given to it in Section 6.4.

                  1.1.82 "Total Benefit Plan" means any Benefit Plan which Total or any of its Subsidiaries or ERISA Affiliates maintains or contributes to, or has any obligation to contribute to, or with respect to which Total or any of its Subsidiaries has any liability, direct or indirect, contingent or otherwise (including, without limitation, a liability arising out of an indemnification, guarantee, hold harmless or similar agreement).

                  1.1.83 "Total Board" means the Board of Directors of Total.

                  1.1.84 "Total Disclosure Schedule" means the Disclosure Schedule delivered by Total to Harris prior to the execution of this Agreement, cross-referenced to applicable sections of this Agreement.

                  1.1.85 "Total Employee" has the meaning given to it in Section 8.14.1.

                  1.1.86 "Total Permits" has the meaning given in Section
4.10.5.

                  1.1.87 "Total SEC Documents" has the meaning given in Section 4.4.1.

                  1.1.88 "Total Share(s)" has the meaning given in Section
3.1.3.

                  1.1.89 "Total Stockholders Meeting" means the special meeting of stockholders of Total called for the purpose of voting on the approval of the Merger pursuant to Section 251 of the Corporation Law as described in Section
8.3.1 hereof.

                  1.1.90 "Total Takeover Proposal" has the meaning given to it in Section 6.4.

                  1.1.91 "Total Termination Fee" has the meaning given in
Section 10.5.2.

         1.2 INTERPRETATION.

                  1.2.1 USE OF CERTAIN WORDS. The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                  1.2.2 APPLICABILITY OF DEFINITIONS. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  1.2.3 REFERENCES TO OTHER MATERIALS. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time, amended, qualified or supplemented, including (in the case of agreements and instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and all attachments thereto and instruments incorporated therein.

                  1.2.4 REFERENCES TO PERSONS. References to a Person are also to its permitted successors and assigns.

                  1.2.5 REFERENCES TO MADE AVAILABLE. The phrase "made available" in this Agreement shall mean that the information referred to has been actually delivered to the party to whom such information is to be made available.

SECTION 2 - THE MERGER

         2.1 THE MERGER. At the Effective Time, upon the terms and subject to the conditions of this Agreement and in accordance with the Corporation Law, Merger Sub shall be merged with and into Total (the "Merger"). Following the Merger, Total shall continue as the surviving corporation (the "Surviving Corporation") and the separate corporate existence of Merger Sub shall cease.

         2.2 CLOSING OF THE MERGER. The closing of the Merger (the "Closing") will take place at a time and on a date (the "Closing Date") mutually agreeable to the parties, which shall be no later than the second business day after satisfaction or waiver of the conditions set forth in Section 9 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions), at the offices of Harris Beach LLP, 130 E. Main Street, Rochester, New York 14604, unless another time, date or place is agreed to in writing by the parties hereto.

         Subject to the conditions of this Agreement, the parties shall cause the Merger to be consummated by filing a certificate of merger complying with the Corporation Law with the Secretary of State of the State of Delaware (the "Certificate of Merger"), as soon as practicable on or after the Closing Date. The Merger shall become effective upon such filing or at such time thereafter as the parties shall agree and as shall be provided in the Certificate of Merger (the "Effective Time").

         2.3 EFFECTS OF THE MERGER. The Merger shall have the effects set forth in the Corporation Law including Section 259 thereof. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, powers, privileges, immunities, properties and franchises of Total shall remain vested in Total as the Surviving Corporation, and all liabilities, obligations, debts, and duties of Merger Sub shall become the liabilities, obligations, debts, and duties of the Surviving Corporation.

         2.4 ORGANIZATIONAL DOCUMENTS. Subject to Section 8.7.1, the Certificate of Incorporation and the By-laws of Merger Sub in effect immediately prior to the Effective Time shall be the Organizational Documents of the Surviving Corporation unless and until amended in accordance with such Organizational Documents and the Corporation Law.

         2.5 DIRECTORS. At the Effective Time, the Harris Board shall be expanded by three members (the "Expansion Directors"), which positions will be filled by David Brodsky, as a class I director, Howard L. Shecter as a class II director, and Albert A. Angrisani, as a class III director (the "Board Expansion"). At the Effective Time, the directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation. Immediately following the Effective Time, Harris shall take all action necessary so that the composition of the board of directors of the Surviving Corporation shall be identical to the composition of the Harris Board, including the Expansion Directors. Each director of Harris and the Surviving Corporation shall hold office in accordance with the Organizational Documents of Harris and the Surviving Corporation, respectively, until the director's respective death, resignation, or removal or until the director's respective successor is duly elected and qualified.

         2.6 FURTHER ASSURANCES; POWER OF ATTORNEY.

                  2.6.1 FURTHER ACTIONS. If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurances or any other documents are reasonably necessary or desirable to vest in the Surviving Corporation, according to the terms of this Agreement, the title of any property or rights of Total, at the direction of the Surviving Corporation, the last acting officers and directors of Total (without any cost or expense to them), or the corresponding officers and directors of the Surviving Corporation, will execute and make all such proper assignments and assurances and do all things necessary or proper and reasonably within their power and authority to vest title in such property or rights in the Surviving Corporation. No failure by any officer or director to comply with the provisions of this Section 2.6 shall have any effect on the validity of the Merger.

                  2.6.2 POWER OF ATTORNEY. If at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or any other acts are necessary or desirable to (i) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Total, or (ii) otherwise carry out the purposes of this Agreement, Total and its officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such deeds, assignments or assurances in law or any other acts as are necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving Corporation and otherwise to carry out the purposes of this Agreement and the Merger, and the officers and directors of the Surviving Corporation are authorized in the name of Total or otherwise to take any and all such action.

SECTION 3 - CONVERSION OF SECURITIES

         3.1 CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of any of the parties hereto or any holder of any securities of Total or Merger Sub:

                  3.1.1 SECURITIES OF MERGER SUB. The issued and outstanding securities of Merger Sub immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $.01 per share, of the Surviving Corporation.

                  3.1.2 CANCELLATION OF SHARES OF TOTAL HELD IN TREASURY AND HARRIS-OWNED SHARES. Each share of Total common stock issued and outstanding immediately prior to the Effective Time that is owned by Total, Harris or Merger Sub or any of their respective wholly owned Subsidiaries (other than shares in trust accounts, managed accounts, custodial accounts and the like that are beneficially owned by third parties) shall automatically be cancelled and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.

                  3.1.3 CONVERSION OF TOTAL COMMON STOCK. Each share of Total common stock issued and outstanding immediately prior to the Effective Time, excluding the shares to be cancelled in accordance with Section 3.1.2, (individually, a "Total Share" and collectively, the "Total Shares") shall be converted into and be exchangeable for the right to receive 1.222 (the "Exchange Ratio") of fully paid and non-assessable shares of Harris common stock, par value $.001 per share (individually, a "Harris Share" and collectively, the "Harris Shares"). All Harris Shares issued pursuant to this Section 3.1.3, together with any cash in lieu of fractional Harris Shares to be paid pursuant to Section 3.2, are referred to herein as (the "Merger Consideration").

                  3.1.4 ADJUSTMENTS TO EXCHANGE RATIO. If between the date of this Agreement and the Effective Time the outstanding Harris Shares shall have been changed into a different number of shares or a different class by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or any similar event, the amount of Harris Shares constituting the Exchange Ratio shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or such similar event.

         3.2 FRACTIONAL SHARES OF HARRIS COMMON STOCK.

                  3.2.1 NO FRACTIONAL INTERESTS. No certificates, scrip, book entry credit, or other evidence of shares of Harris common stock representing fractional shares shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a holder of shares of Harris common stock.

                  3.2.2 CASH PAYMENT FOR FRACTIONAL INTERESTS. Notwithstanding any other provision of this Agreement, each holder of Total Shares exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Harris common stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a Harris Share multiplied by (ii) the closing price (as reported by Bloomberg Financial Markets, or if not reported thereby, another nationally recognized source acceptable to both Harris and Total) for a share of Harris common stock on the date of the Effective Time. As promptly as practicable after the determination of the aggregate amount of cash to be paid to holders of fractional interests, the Exchange Agent (as defined below) shall notify Harris and Harris shall deposit such amount with the Exchange Agent and shall cause the Exchange Agent to forward payments to such holders of fractional interests subject to and in accordance with the terms hereof.

         3.3 STOCK OPTIONS.

                  3.3.1 EXCHANGE OF OPTIONS. As soon as practicable following the date of this Agreement, Harris and Total (or, if appropriate, the Total Board or any committee of the Total Board administering the Stock Option Plan) shall take such action as may be required or desirable, and shall obtain all applicable consents, to effect the following provisions of this Section 3.3. As of the Effective Time, each Stock Option which is then outstanding shall be fully vested, and each such outstanding Stock Option shall be converted into an option (or a new substitute option shall be granted) (an "Assumed Stock Option") to purchase the number of shares of Harris common stock (rounded up to the nearest whole share) equal to (i) the number of shares of Total common stock subject to such option multiplied by (ii) the Exchange Ratio, at an exercise price per share of Harris common stock (rounded down to the nearest penny) equal to (A) the former exercise price per share of Total common stock under such option immediately prior to the Effective Time divided by (B) the Exchange Ratio; provided, however, that in the case of any Stock Option described in
Section 422 of the Code, the conversion formula shall be adjusted, if necessary, to comply with Section 424(a) of the Code. Except as provided above or as may be provided in the agreement evidencing the grant of a Stock Option (including any amendments thereto), each Assumed Stock Option shall be subject to the same terms and conditions (including expiration date and exercise provisions) as were applicable to the corresponding Stock Option immediately prior to the Effective Time; provided, that Total and Harris shall each take all necessary action so that the Harris Board or a committee thereof shall succeed to the authority and responsibility of the Total Board or any committee thereof.

                  3.3.2 NOTICES. As soon as practicable after the Effective Time, Harris shall deliver to the holders of Stock Options appropriate notices setting forth such holders' rights pursuant to the respective Stock Option Plan and the agreements evidencing the grants of Stock Options and that such Stock Options and agreements shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 3.3). Harris shall comply with the terms of the Stock Option Plan and the agreements evidencing the Stock Options.

                  3.3.3 HARRIS ACTIONS. Harris shall take such actions as are reasonably necessary for the conversion of the Stock Options pursuant to this
Section 3.3, including the reservation, issuance and listing of Harris common stock as is necessary to effectuate the transactions contemplated by this
Section 3.3. Harris shall prepare and file with the SEC a registration statement on Form S-8 or other appropriate form, to become effective as of, or within three business days following the Effective Time, with respect to shares of Harris common stock subject to the Assumed Stock Options, and shall maintain the effectiveness of such registration statement(s) covering such Assumed Stock Options for so long as such Assumed Stock Options remain outstanding.

         3.4 EXCHANGE AGENT. Prior to the Effective Time, Harris shall appoint a commercial bank or trust company reasonably acceptable to Total to act as exchange agent hereunder for the purpose of exchanging Total Shares for the Merger Consideration (the "Exchange Agent").

         3.5 EXCHANGE DEPOSIT.

                  3.5.1 DEPOSIT WITH EXCHANGE AGENT. At or prior to the Effective Time, Harris shall deposit, or cause to be deposited, with the Exchange Agent, in trust for the benefit of holders of Total Shares, certificates representing the Harris Shares to be issued pursuant to Section
3.1.3 in exchange for outstanding Total Shares. Harris shall make such deposits with the Exchange Agent as are sufficient from time to time to pay cash in lieu of fractional shares pursuant to Section 3.2.2 and dividends and other distributions, if any, pursuant to Section 3.7.3. Any cash and certificates of Harris common stock deposited with the Exchange Agent pursuant to this Section
3.5.1 shall hereinafter be referred to as (the "Exchange Deposit").

                  3.5.2 TERMINATION OF EXCHANGE DEPOSIT. One year after the Effective Time, the Exchange Agent shall deliver to Harris, or otherwise on the instruction of Harris, any portion of the Exchange Deposit, together with any income or proceeds thereof or of any investments thereof, which remains undistributed to the holders of Certificates.

                  3.5.3 NO LIABILITY. None of Harris, Total, Merger Sub, the Surviving Corporation or the Exchange Agent shall be liable to any person in respect of any Merger Consideration from the Exchange Deposit delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

                  3.5.4 INVESTMENT OF THE EXCHANGE DEPOSIT. The Exchange Agent shall invest any cash included in the Exchange Deposit as directed by Harris on a daily basis. Any interest and other income resulting from such investments shall promptly be paid to Harris.

         3.6 EXCHANGE PROCEDURES. As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of a Certificate or Certificates instructions for effecting the surrender of such Certificates in exchange for the applicable Merger Consideration, including a customary form of letter of transmittal with such other provisions as Harris may reasonably specify (including that delivery shall be effective, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent). Upon delivery of a Certificate to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor with respect to the Total Shares represented by the Certificate (i) Harris Shares representing, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 3.1.3 and (ii) a check in the amount equal to the cash that such holder has the right to receive pursuant to Section
3.2.2 and Section 3.7.3. In the event of a transfer of ownership of any Total Shares which are not registered in the transfer records of Total, Harris Shares evidencing, in the aggregate, the proper number of shares of Harris common stock deliverable under Section 3.1.3, and a check in the proper amount of cash payable under Section 3.2.2 and Section 3.7.3, may be issued with respect to such Total Shares to such a transferee if the Certificate representing such Total Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid. Total Shares held at the Effective Time in book-entry form shall be exchanged for Merger Consideration in accordance with the customary procedures of the Depository Trust Company.

         3.7 SHARE OWNERSHIP RIGHTS AFTER EFFECTIVE TIME.

                  3.7.1 STOCK TRANSFER BOOKS. The stock transfer books of Total shall be closed immediately upon the Effective Time and there shall be no further registration of transfers of Total Shares thereafter on the records of Total. On or after the Effective Time, any Certificates presented to the Exchange Agent or the Surviving Corporation for any reason, subject to the terms and conditions of this Agreement, shall be converted into the Merger Consideration with respect to the Total Shares formerly represented thereby, any cash in lieu of fractional Harris

Shares to which the holders thereof are entitled pursuant to Section 3.2.2, and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 3.7.3.

                  3.7.2 FULL SATISFACTION. As of the Effective Time, holders of the Total Shares shall have no further rights with respect thereto except for rights to Harris common stock and cash as provided for in this Section 3, and all Harris Shares issued and cash paid upon conversion of the Total Shares in accordance with the terms of this Section 3 shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to the Total Shares.

                  3.7.3 PAYMENTS WITH RESPECT TO UNSURRENDERED CERTIFICATES. Until the holder of any unsurrendered Certificate shall surrender such Certificate in accordance with Section 3.6, such holder shall not be entitled to be paid (i) dividends or other distributions, declared or made with respect to Harris Shares with a record date after the Effective Time, that such holder would be entitled to receive upon surrender of such Certificate, and (ii) any cash payment in lieu of fractional Harris Shares that would be paid upon surrender of the Certificate pursuant to Section 3.2.2. Subject to the effect of applicable Laws, following surrender of any such Certificate there shall be paid to such holder, without interest, (i) the amount of any cash payable in lieu of fractional Harris Shares to which such holder is entitled pursuant to Section 3.2.2, and (ii) with respect to the whole number of Harris Shares delivered in exchange for such surrendered Certificate, any dividends or other distributions applicable to such shares with a record date after the Effective Time, the amount of such dividends or other distributions to be paid promptly after the later of the time of such surrender and the payment date for such dividends or other distributions.

                  3.7.4 RIGHTS OF HOLDERS AFTER TERMINATION OF DEPOSIT. Upon termination of the Exchange Deposit pursuant to Section 3.5.2, any holders of the Certificates who have not theretofore complied with the exchange procedures set forth in this Section 3 shall thereafter look only to the Surviving Corporation (subject to abandoned property, escheat and similar laws) for the Merger Consideration exchangeable for such Certificates to which such holders are entitled, any cash in lieu of fractional Harris Shares to which such holders are entitled pursuant to Section 3.2.2, and any dividends or distributions with respect to Harris Shares to which such holders are entitled pursuant to Section
3.7.3. Such holders shall not be entitled to interest on any amounts to which they may otherwise be entitled. Any Harris Shares, cash in lieu of fractional shares, or dividends or distributions with respect to Harris Shares which any holder of a Certificate would otherwise be entitled under Sections 3.1.3, 3.2.2, and 3.7.3 respectively remaining unclaimed by holders of Total Shares on such date as shall be immediately prior to such date as such securities or amounts would otherwise escheat to or become property of any Governmental Entity shall, to the extent permitted by Law, become the property of Harris, free and clear of any claims or interest of any person previously entitled thereto.

         3.8 LOST CERTIFICATES. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of an indemnity bond in such reasonable amount as the Surviving Corporation may direct, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect to the Total Shares formerly represented thereby, and any unpaid dividends and distributions on Harris Shares deliverable in respect thereof, pursuant to this Agreement.

                  3.9 WITHHOLDING RIGHTS. The Surviving Corporation shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of Total Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code and the rules and regulations promulgated thereunder, or any other Law. To the extent that amounts are so withheld by the Surviving Corporation, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Total Shares in respect to which such deduction and withholding was made by the Surviving Corporation.

                  3.10 AFFILIATES. Notwithstanding anything to the contrary herein, no Harris Shares or cash shall be delivered to a person who may be deemed an "affiliate" of Total in accordance with Section 8.9 hereof for purposes of Rule 145 under the Securities Act and the applicable SEC rules and regulations until such person has executed and delivered to Harris the written agreement contemplated by Section 8.9.

                  3.11 SECTION 16. Prior to the Effective Time, the Harris Board shall take all necessary action to cause the receipt of the Merger Consideration and/or the Assumed Stock Options by any Person who, as of the Effective Time, may be subject to Section 16 of the Exchange Act with respect to Harris, to be exempt acquisitions for purposes of such Section 16.

SECTION 4 - REPRESENTATIONS AND WARRANTIES OF TOTAL

Total hereby represents and warrants to Harris and Merger Sub as follows:

         4.1 CAPITALIZATION OF TOTAL AND ITS SUBSIDIARIES.

                  4.1.1 CAPITALIZATION OF TOTAL. The authorized capital stock of Total consists of 50,000,000 shares of common stock, of which 13,528,657 shares were issued and outstanding as ofAugust 3, 2001, and 55,164 shares of such common stock were issued and held in the treasury of Total. In addition, 2,280,100 shares of Total common stock were subject to outstanding options issued pursuant to the Stock Option Plan, 200,000 shares of Total common stock were subject to outstanding options that were not issued pursuant to the Stock Option Plan, and options with respect to an additional 315,110 shares of Total common stock were authorized but not yet issued under the Stock Option Plan. All the outstanding Total Shares are, and the shares of Total to be issued upon the exercise of outstanding options described in this Section 4.1.1 will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and non-assessable. Except as set forth above, for changes therefrom resulting from the exercise or termination of Stock Options, and for the transactions contemplated by this Agreement, (i) there are no shares of capital stock of Total authorized, issued or outstanding, (ii) there are no authorized or outstanding options, warrants, calls, preemptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character (whether or not conditional) relating to the issued or unissued capital stock of Total obligating Total to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other equity interest in Total or securities convertible into or exchangeable for such shares or equity interests, or obligating Total to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment, and (iii) there are no outstanding contractual obligations of Total to repurchase, redeem or otherwise acquire any shares or other capital stock of Total, or to make any payments based on the market price or value of shares or other capital stock of Total, or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary or any other entity other than loans to Subsidiaries in the ordinary and usual course of business consistent with past practice.

                  4.1.2 CAPITALIZATION OF SUBSIDIARIES. The authorized capital stock of each Subsidiary of Total is disclosed in Section 4.1.2 of the Total Disclosure Schedule, including (i) the types of authorized shares, (ii) number of shares issued and outstanding as of August 3, 2001, (iii) number of shares issued and held in the treasury of any such Subsidiary, and (iv) a listing of the holders of all outstanding shares together with the number of shares owned by each. There are no authorized or outstanding options, warrants, calls, preemptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character (whether or not conditional) relating to the issued or unissued capital stock of any Subsidiary of Total obligating Total or such Subsidiary to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other equity interest in such Subsidiary or securities convertible into or exchangeable for such shares or equity interests, or obligating such Subsidiary or Total to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment. There are no outstanding contractual obligations of any Subsidiary of Total or Total to repurchase, redeem or otherwise acquire any shares or other capital stock of any Subsidiary of Total, or to make any payments based on the market price or value of shares or other capital stock of any Subsidiary of Total, or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary or any other entity other than loans to Subsidiaries in the ordinary and usual course of business consistent with past practice. All of the outstanding shares of each Subsidiary of Total are duly authorized, validly issued, fully paid and non-assessable.

                  4.1.3 NO LIENS ON INTERESTS IN SUBSIDIARIES. Except as set forth in Section 4.1.3 of the Total Disclosure Schedule, all of the outstanding capital stock of each Subsidiary of Total is owned by Total, directly or indirectly, free and clear of any Lien or any other limitation or restriction (including any restriction on the right to vote or sell the same, except as may be provided as a matter of Law), and there are no irrevocable proxies with respect to such capital stock.

         4.2 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

                  4.2.1 EXISTENCE, POWER, AND QUALIFICATION. Each of Total and its Subsidiaries (i) is a corporation or legal entity duly organized, validly existing and in good standing (to the extent the concept of good standing exists in the applicable jurisdiction) under the Laws of the jurisdiction of its incorporation and (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its businesses as now conducted and proposed by Total to be conducted, except when the failure to be duly organized, validly existing and in good standing or to have such power and authority has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total. Each of Total and its Subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

                  4.2.2 SUBSIDIARIES. Section 4.2.2 of the Total Disclosure Schedule sets forth a list of all Subsidiaries of Total, and except as set forth therein Total does not own, directly or indirectly, beneficially or of record, any shares of capital stock or other security of any other Person or any other investment in any other Person.

                  4.2.3 COPIES OF DOCUMENTS. Total has heretofore made available to Harris or representatives of Harris (i) accurate and complete copies of the Organizational Documents, as currently in effect, of each of Total and its Subsidiaries, and (ii) accurate and complete copies of all minutes of proceedings of the Total Board and those of its Subsidiaries and of the other committees of the Total Board and its Subsidiaries (except for the executive committee of the Total Board). The executive committee of the Total Board has not kept minutes of its proceedings.

         4.3 AUTHORITY RELATIVE TO THIS AGREEMENT.

                  4.3.1 POWER. Total has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby.

                  4.3.2 CORPORATE PROCEEDINGS; ENFORCEABILITY. The Total Board, by unanimous vote at a meeting duly called and held, has (i) duly and validly authorized the execution, delivery and performance of this Agreement, (ii) approved the consummation of the transactions contemplated hereby, including the Merger (within the meaning of Section 251 of the Corporation Law) contained within this Agreement, and (iii) taken all corporate actions required to be taken by the Total Board for the consummation of the transactions contemplated hereby. The Total Board has determined that such transactions are advisable and fair to, and in the best interests of, Total and its stockholders. No other corporate proceedings on the part of Total are necessary to authorize this Agreement or to consummate the transactions contemplated hereby other than as described in Section 4.3.4.

                  4.3.3 ENFORCEABILITY. This Agreement has been duly and validly executed and delivered by Total and, assuming the due authorization, execution and delivery by Harris and Merger Sub, constitutes a valid, legal and binding agreement of Total, enforceable against Total in accordance with its terms.

                  4.3.4 STOCKHOLDER ACTION. The Total Board has, as of the date hereof, resolved to recommend that the stockholders of Total adopt this Agreement and has directed that this Agreement of merger be submitted to the stockholders of Total for their adoption at a meeting to be held for that purpose. The affirmative vote of the holders of a majority of the outstanding common stock of Total as of the record date for the Total Stockholders Meeting (the "Required Total Vote") is the only vote of the holders of any class or series of capital stock of Total necessary to adopt this Agreement, and is the only vote of such holders required by Law, the Organizational Documents of Total, or otherwise to consummate the transactions contemplated hereby.

         4.4 FILINGS WITH SEC; FINANCIAL STATEMENTS.

                  4.4.1 SEC FILINGS. Except as set forth in Section 4.4.1 of the Total Disclosure Schedule, Total has filed all required reports, schedules, forms, statements and other documents with the SEC since July 1, 1998 (such documents, together with any documents filed during such period by Total with the SEC on a voluntary basis, the "Total SEC Documents"). As of their respective dates, the Total SEC Documents (i) complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Total SEC Documents and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  4.4.2 TOTAL FINANCIAL STATEMENTS. The financial statements of Total included in the Total SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Total and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that do not reflect a Material Adverse Effect).

         4.5 NO UNDISCLOSED LIABILITIES. Except as included in the Total SEC Documents filed prior to the date hereof, and except for such liabilities and obligations that have not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Total, neither Total nor any of its Subsidiaries has any liabilities, whether or not accrued or contingent, and whether or not required to be recorded or reflected on a balance sheet under GAAP, and there is no condition, as of the date hereof, situation or set of circumstances that could reasonably be expected to result in such a liability or obligation.

         4.6 MATERIAL AGREEMENTS. Section 4.6 of the Total Disclosure Schedule sets forth each Material Agreement with a customer or supplier of Total and its Subsidiaries which involve payments or receipts by such Person or any of its Subsidiaries of at least $500,000 over the term of each such Material Agreement. Each Material Agreement of Total constitutes a valid and legally binding obligation of Total or its Subsidiaries, and to the knowledge of Total and its Subsidiaries, a valid and legally binding obligation of each other party thereto, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other Laws of general applicability relating to or affecting creditors' rights or by general equity principles), and is in full force and effect, in each case except for such failures that have not had, and would not be reasonably expected to have, a Material Adverse Effect on Total. There is no default under any Material Agreement either by Total or its Subsidiaries or, to Total or its Subsidiaries' knowledge, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Total or its Subsidiaries or, to Total or its Subsidiaries' knowledge, any other party, in each case except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total. No party to any such Material Agreement has given notice to Total or its Subsidiaries of or made a claim against Total or its Subsidiaries with respect to any breach or default thereunder, in each case except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

         4.7 ABSENCE OF CHANGES. Except as and to the extent disclosed in the Total SEC Documents filed prior to the date hereof and as set forth in Section
4.7 of the Total Disclosure Schedule, since the Balance Sheet Date, Total and its Subsidiaries have conducted their business in the ordinary and usual course consistent with past practice and there has not been:

                  4.7.1 MATERIAL ADVERSE DEVELOPMENTS. Any event, occurrence or development (including, for the purpose of clarity, any audit adjustment covering unaudited periods in fiscal 2001 prior to the Balance Sheet Date) which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total;

                  4.7.2 DISTRIBUTIONS. Any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of Total, or any repurchase, redemption or other acquisition by Total or any Subsidiary of any securities of Total or of any of its Subsidiaries;

                  4.7.3 AMENDMENTS. Any amendment of (or agreement to amend) any term of any outstanding equity securities of Total or any Subsidiary;

                  4.7.4 DEBT AND GUARANTEES. (i) Any incurrence or assumption (or agreement to incur or assume) by Total or any Subsidiary of any indebtedness for borrowed money other than in the ordinary and usual course of business consistent with past practice or (ii) any guarantee, endorsement or other incurrence or assumption of (or agreement to guarantee, endorse, incur or assume) any material liability (whether directly, contingently or otherwise) by Total or any Subsidiary for the obligations of any other Person (other than any Subsidiary of Total), other than in the ordinary and usual course of business consistent with past practice;

                  4.7.5 LIENS. Any creation or assumption by Total or any Subsidiary of any Lien on any material asset of Total or any Subsidiary other than in the ordinary and usual course of business consistent with past practice;

                  4.7.6 LOANS AND CONTRIBUTIONS. Any making of any loan, advance or capital contribution to or investment in any Person by Total or any Subsidiary other than (i) loans, advances or capital contributions to or investments in wholly owned Subsidiaries of Total or (ii) loans or advances to employees of Total or any Subsidiary made in the ordinary and usual course of business consistent with past practice;

                  4.7.7 MATERIAL AGREEMENTS. (i) Any making of any Material Agreement by Total or any Subsidiary except transactions, commitments, contracts or agreements with clients and customers for the performance of services in the ordinary and usual course of business consistent with past practice and those contemplated by this Agreement, (ii) any modification, amendment, assignment, termination or relinquishment by Total or any Subsidiary of any Material Agreement or other right (including any insurance policy naming it as a beneficiary or a loss payable payee) that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total, (iii) any default under any Material Agreement by Total or any of its Subsidiaries or, to Total's or any of its Subsidiaries' knowledge, by any other party thereto, or event that with the lapse of time or the giving of notice or both would constitute a default thereunder by Total or any of its Subsidiaries, or, to Total's or any of its Subsidiaries' knowledge, any other party, in each case except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total, or (iv) any notice given by or claim made by any party to any such Material Agreement of Total or any of its Subsidiaries with respect to any breach or default thereunder, in each case except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total;

                  4.7.8 ACCOUNTING CHANGES. Any material change in any method of accounting or accounting principles or practice by Total or any Subsidiary, except for any such change required by reason of a change in GAAP or applicable Law; or

                  4.7.9 EXECUTIVES. Any (i) grant of any severance or termination pay to any Executive of Total or its Subsidiaries, (ii) entering into of any written employment, deferred compensation, consulting or other similar agreement (or any amendment to any such existing agreement) with any Executive of Total or its Subsidiaries, (iii) increase in benefits payable to any Executive of Total or its Subsidiaries under any existing severance or termination pay policies or employment agreements, or (iv) increase in compensation, bonus or other benefits payable to any Executive of Total or any of its Subsidiaries.

         4.8 INFORMATION SUPPLIED. None of the information supplied or to be supplied by Total for inclusion or incorporation by reference in (i) the S-4 at the time the S-4 is filed with the SEC, at the time it is amended or supplemented, and at the time it becomes effective under the Securities Act, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Joint Proxy Statement/Prospectus will, at the date mailed to the stockholders of Total, at the date mailed to the stockholders of Harris, at the time of the Total Stockholders Meeting, and at the time of the Harris Stockholders Meeting (together with the Total Stockholders Meeting, the "Stockholder Meetings") contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the votes at the Stockholder Meetings, any event with respect to Total, its officers and directors or any of its Subsidiaries should occur which is required to be described in an amendment of, or a supplement to, the S-4 or the Joint Proxy Statement/Prospectus, Total shall promptly so advise Harris and such event shall be so described, and such amendment or supplement (which Harris shall have a reasonable opportunity to review) shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the stockholders of Total. The Joint Proxy

Statement/Prospectus will comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing, no representation is made in this Section 4.8 as to information provided by Harris for inclusion in the S-4 or the Joint Proxy Statement/Prospectus.

         4.9 CONSENTS AND APPROVALS. Except for the Approvals, no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by Total of this Agreement or the consummation by Total of the transactions contemplated hereby or thereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

         4.10 NO VIOLATION.

                  4.10.1 VIOLATIONS RELATED TO TRANSACTION. Neither the execution, delivery and performance of this Agreement by Total nor the consummation by Total of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Organizational Documents of Total, (ii) conflict with or result in any breach of any provision of the Organizational Documents of Total's Subsidiaries or result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, amendment, cancellation or acceleration of any obligation or the loss of any material benefit, or the creation of any Lien under, any of the terms, conditions or provisions of any Material Agreement of Total or (iii) (assuming receipt of all Approvals) violate any Law applicable to Total or any of its Subsidiaries or any of their respective properties or assets, except, in the case of (ii), as set forth in Section 4.10.1 of the Total Disclosure Schedule and except, in the case of (ii) or (iii), for violations, breaches or defaults that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

                  4.10.2 VIOLATIONS RELATED TO DOCUMENTS AND AGREEMENTS. Except for violations that have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Total, neither Total nor any of its Subsidiaries is in violation in any material respect of any term of (i) its Organizational Documents, or (ii) any Material Agreement to which it is a party or by which it is bound.

                  4.10.3 VIOLATIONS RELATED TO LAW. The businesses of Total and its Subsidiaries are not being conducted in violation of any Law applicable to Total or its Subsidiaries, except for violations which do not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total. Except as set forth in Section 4.10.3 of the Total Disclosure Schedule, to Total's knowledge, no investigation or review by any Governmental Entity with respect to Total or its Subsidiaries is pending or threatened, nor, to Total's knowledge, has any Governmental Entity indicated an intention to conduct the same except for such investigations and reviews which have not had and would not be reasonably expected to have individually or in the aggregate, a Material Adverse Effect on Total.

                  4.10.4 COMPLIANCE WITH ENVIRONMENTAL LAWS. (i) Each of Total and its Subsidiaries are, and at all times have been in material compliance with all Environmental Laws; each of Total and it Subsidiaries have obtained, and each of them is in material compliance with all Environmental Permits required of the business of Total and each of its Subsidiaries, or required of any real property owned, leased or operated by any of them, (ii) neither Total nor its Subsidiaries is subject to any pending or threatened Environmental Claim which would give rise to a Material Adverse Effect, (iii) there are no facts, conditions or circumstances related to the business of Total or any of its Subsidiaries, or to any real property currently or formerly owned, operated or leased by any of them which could give rise to any material obligation under Environmental Law to investigate, remediate or clean up, or to pay for the costs of any investigation, remediation or cleanup of any hazardous substances, and
(iv) neither Total nor its Subsidiaries have transported, disposed of, or arranged for the transportation or disposal of any hazardous substances at any site which is subject to, or has been proposed for, an investigation or clean up under applicable Environmental Laws.

                  4.10.5 FRANCHISES; PERMITS. Total and its Subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses ("Total Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total. Total and its Subsidiaries are in compliance with the terms of the Total Permits, except where the failure to so comply has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

         4.11 LITIGATION; CLAIMS. Except as and to the extent disclosed in the Total SEC Documents filed prior to the date hereof, or as set forth in Section
4.11 of the Total Disclosure Schedule, there is no suit, claim, action, proceeding or investigation pending or, to Total's knowledge, threatened, against Total or any of its Subsidiaries or any of their respective properties or assets which (i) involves a claim in excess of $100,000 which is not fully covered by insurance, or (ii) has had, or if decided adversely to Total would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total. Except as and to the extent disclosed in the Total SEC Documents filed prior to the date hereof none of Total and its Subsidiaries is subject to any outstanding order, writ, injunction or decree which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total. There are no complaints, charges or claims against Total or any of its Subsidiaries or, to the knowledge of Total, threatened to be brought or filed with any Governmental Entity based on, arising out of, in connection with or otherwise relating to the employment by Total or any of its Subsidiaries of any individual, including any claim relating to employment discrimination, equal pay, employee safety and health, wages and hours or workers' compensation and neither Total nor any of its Subsidiaries has violated any Law respecting such matter, in each case except as has not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

         4.12 EMPLOYEE BENEFIT PLANS; ERISA.

                  4.12.1 BENEFIT PLAN DOCUMENTS. Section 4.12.1 of the Total Disclosure Schedule sets forth a true and complete list of each Total Benefit Plan. With respect to each of the Total

Benefit Plans, Total has made available to Harris true and complete copies of each of the following documents: (i) the Total Benefit Plan and related documents (including all amendments thereto), (ii) the most recent annual reports and financial statements, if any, (iii) the most recent summary plan description, together with each summary of material modifications, required under ERISA, if any, and (iv) the most recent determination letter received from the IRS with respect to each Total Benefit Plan that is intended to be qualified under Section 401(a) of the Code.

                  4.12.2 NO CHANGE IN TOTAL BENEFIT PLANS. Except as set forth in Section 4.12.2 of the Total Disclosure Schedule, since the Balance Sheet Date
(i) neither Total nor any of its Subsidiaries has made any plan or commitment, whether legally binding or not, to create any additional Total Benefit Plan or modify or change any existing Total Benefit Plan that would materially increase the benefits provided to any employee or former employee, consultant or director of Total or any Subsidiary thereof and (ii) there has been no material change, amendment, modification to, or adoption of, any Total Benefit Plan.

                  4.12.3 TITLE IV OF ERISA. No Total Benefit Plan is subject to Title IV of ERISA.

                  4.12.4 PROHIBITED TRANSACTIONS. Neither Total nor any of its Subsidiaries has incurred, either directly or indirectly (including as a result of an indemnification obligation), any liability under (i) any foreign law or regulation relating to employee benefit plans, (ii) Section 406, 409, 502(i), or 502(1) of ERISA, or (iii) Section 4975 of the Code, or under any agreement, instrument, statute, rule or legal requirement pursuant to or under which Total or any of its Subsidiaries or any Total Benefit Plan has agreed to indemnify or is required to indemnify any person against liability incurred under, or for a violation or failure to satisfy the requirements of, any such legal requirement, except for any such liability which has not had, and would not reasonably be expected to have, a Material Adverse Effect on either Total or the Surviving Corporation, as applicable, and to the knowledge of Total, no event, transaction or condition has occurred, exists or is expected to occur which could result in any such liability to Total, any of its Subsidiaries or to the Surviving Corporation, except for any such liability which has not had, and would not reasonably be expected to have, a Material Adverse Effect on either Total or the Surviving Corporation, as applicable.

                  4.12.5 NO MULTI-EMPLOYER PLANS. None of the Total Benefit Plans is a "multiemployer pension plan," as such term is defined in Section 3(37) of ERISA, a "multiple employer plan" (within the meaning of Section 413(c) of the Code), a "multiple employer welfare arrangement," as such term is defined in Section 3(40) of ERISA, or a single employer plan that has two or more contributing sponsors, at least two of whom are not under common control, within the meaning of Section 4063(a) of ERISA.

                  4.12.6 DETERMINATION LETTERS. (i) A favorable determination letter has been issued by the Internal Revenue Service or the appropriate foreign Governmental Entity, as applicable, with respect to the each of the Total Benefit Plans that is intended to be "qualified" within the meaning of
Section 401(a) of the Code or under any law or regulation of any foreign jurisdiction or regulatory agency, (ii) neither the consummation of the transaction contemplated hereby nor any other event or circumstance since the date of such letter has adversely affected or is reasonably expected to adversely affect such qualification or exemption, (iii) each of the Total

Benefit Plans has been operated and administered in accordance with its terms and applicable laws, including but not limited to ERISA and the Code, except for such non-compliance which has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on either Total or the Surviving Corporation, as applicable, and (iv) to the knowledge of Total, no circumstances exist for which it would be prudent for Total to undertake remediation efforts with respect to any Total Benefit Plan pursuant to the Internal Revenue Service Employee Plans Compliance Resolution System or any similar program sponsored by the Internal Revenue Service or the Department of Labor.

                  4.12.7 ACTIONS RELATED TO BENEFIT PLANS. There are no actions, suits or claims pending, or, to the knowledge of Total, threatened or anticipated (other than routine claims for benefits) against any Total Benefit Plan, the assets of any Total Benefit Plan or against Total or any ERISA Affiliate of Total with respect to any Total Benefit Plan. There is no judgment, decree, injunction, rule or order of any Governmental Entity outstanding against or in favor of any Total Benefit Plan or any fiduciary thereof (other than rules of general applicability). There are no pending or, to the knowledge of Total, threatened audits, examinations or investigations by any Governmental Entity involving any Total Benefit Plan.

                  4.12.8 APPLICABLE REPORTS. There has been no violation of ERISA with respect to the filing of applicable returns, reports, documents, and notices regarding any of the Total Benefit Plans with the Secretary of Labor or the Secretary of the Treasury or the furnishing of such notices or other documents to the participants or beneficiaries of such Total Benefit Plans which, in either case, could result in a liability that would reasonably be expected to have a Material Adverse Effect on the Surviving Corporation.

                  4.12.9 EFFECT OF TRANSACTIONS. Except as disclosed in Section
4.12.9 of the Total Disclosure Schedule and except for any such event which would not reasonably be expected to have a Material Adverse Effect on the Surviving Corporation, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee, consultant, or director of Total or any ERISA Affiliate of Total to severance pay, unemployment compensation or any similar payment, (ii) accelerate the time of payment or vesting, or increase the amount, of any compensation due to any such current or former employee, consultant, or director, (iii) renew or extend the term of any agreement regarding compensation for any such current or former employee, consultant, or director, (iv) result in any "parachute payment" under Section 280G of the Code (whether or not such payment is considered to be reasonable compensation for services rendered), (v) cause any compensation to fail to be deductible under Section 162(m), or any other provision of the Code or any similar foreign law or regulation, or (vi) result in a "change in control" or the occurrence of any other event specified in the Total Benefit Plans which would entitle any Person to any payment thereunder.

         4.13 KEY EMPLOYEES. Except as set forth in Section 4.13 of the Total Disclosure Schedule or disclosed in the Total SEC Documents filed prior to the date hereof, Total is not aware that any Person has left employment since the Balance Sheet Date, or intends to leave employment, with Total or any of its Subsidiaries, whose departure would have or could reasonably be expected to have a Material Adverse Effect on Total.

         4.14 TAXES.

                  4.14.1 RETURNS. All income Tax Returns and all material other Tax Returns required to be filed by Total or its Subsidiaries on or prior to the Effective Time have been or will be prepared in good faith and timely filed with the appropriate Governmental Entity on or prior to the Effective Time or by the due date thereof, including extensions, and all such Tax Returns are (or, as to Tax Returns not filed on the date hereof, will be) complete and accurate, except where the failure to so file or for such returns to be complete and accurate has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

                  4.14.2 PAYMENTS. All material Taxes that are required to be paid by Total or its Subsidiaries (including all Taxes in connection with transactions related to the agreement by and among Total Research Acquisitions Limited, GfK Marketing Services Limited and Total Research Corporation for the Sale and Purchase of Romtec plc), either (i) have been fully paid or (ii) are adequately reflected as a liability on Total's or its Subsidiaries' books and records, except for where the failure to fully pay such taxes or reflect them as a liability on Total's or its Subsidiaries' books has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total. All Taxes required to be collected or withheld from third parties by Total or its Subsidiaries have been collected or withheld and paid over to the appropriate Governmental Entity, except where the failure to collect or withhold such Taxes from third parties or to pay over such Taxes has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

                  4.14.3 TAXES NOT YET DUE. With respect to any period for which Tax Returns have not yet been filed, or for which Taxes are not yet due or owing, Total and its Subsidiaries have made due and sufficient accruals for such Taxes in their respective books and records and financial statements, except where the failure to make such accruals has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

                  4.14.4 WAIVERS OF STATUTES OF LIMITATION. Except as set forth on Section 4.14.4 of the Total Disclosure Schedule, neither Total nor any of its Subsidiaries has waived any statute of limitations, or agreed to any extension of time, (i) with respect to U.S. federal income Taxes or (ii) where the payment of the relevant state or foreign Taxes has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total with respect to such state or foreign Taxes.

                  4.14.5 AUDITS. Except as set forth on Section 4.14.5 of the Total Disclosure Schedule, as of this date, there are no pending or, to the knowledge of Total, threatened audits, examinations, investigations or other proceedings in respect of Taxes of Total or its Subsidiaries and there are not any unresolved questions or claims concerning Total's or any of its Subsidiaries' Tax liability that (i) were raised by any taxing authority in a communication to Total or any Subsidiary and (ii) has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total, after taking into account any reserves for Taxes set forth on the most recent balance sheet contained in the Total SEC Documents filed prior to the date hereof.

                  4.14.6 SECTION 355. Neither Total nor any Subsidiary has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for Tax-free treatment under Section 355 of the Code since the effective date of Section 355(e) of the Code.

         4.15 REAL PROPERTY INTERESTS. Section 4.15 of the Total Disclosure Schedule contains a complete and accurate list of all real property, leaseholds, or other interests therein owned by Total and its Subsidiaries. Each of Total and its Subsidiaries respectively has good and marketable title to each of its owned real properties free and clear of Liens except for Liens that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total. All of the leases, subleases, and similar agreements pursuant to which Total and its Subsidiaries have the right to use and occupy any real property are in full force and effect, except for such failures as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

         4.16 INSURANCE. The insurance policies of Total and its Subsidiaries are of a scope and provide coverage consistent with prudent and customary practice of comparable businesses.

         4.17 ABSENCE OF QUESTIONABLE PAYMENTS. Since July 1, 1998, neither Total or any of its Subsidiaries nor, to Total's knowledge, any director, officer, agent, employee or other person acting on behalf of Total or any of its Subsidiaries, has used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Exchange Act. Neither Total or any of its Subsidiaries nor, to Total's knowledge, any director, officer, agent, employee or other Person acting on behalf of Total or any of its Subsidiaries, has accepted or received any unlawful contributions, payments, gifts or expenditures.

         4.18 INTELLECTUAL PROPERTY.

                  4.18.1 ADEQUATE RIGHTS. Total and its Subsidiaries own or possess, in all material respects, adequate licenses or other valid rights to use (in each case, free and clear of any Liens), all Intellectual Property used or held for use in connection with the business of Total and its Subsidiaries as currently conducted or as contemplated to be conducted, in each case except for such failures that have not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

                  4.18.2 NO INFRINGEMENT; CLAIMS. The use of any Intellectual Property by Total and its Subsidiaries does not infringe on, or otherwise violate the rights of any Person and is in accordance with each applicable license pursuant to which Total or any of its Subsidiaries acquired the right to use such Intellectual Property, in each case except as has not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Total. Neither Total nor any of its Subsidiaries has received any written notice of any assertion, challenge, or claim with respect to any Intellectual Property used by Total or any of its Subsidiaries, in each case except as has not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

                  Total and/or each of its Subsidiaries has made all necessary filings and recordations to protect and maintain its interest in the patents, patent applications, trademark and service mark registrations, trademark and service mark applications, copyright registrations and copyright applications, Internet domain names and licenses, except where failure to so protect or maintain the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Total.

                  4.18.3 PROTECTION OF CONFIDENTIALITY; EMPLOYEES Total and its Subsidiaries have taken reasonable and practicable steps designed to safeguard and maintain the secrecy and confidentiality of the Intellectual Property owned or used by Total or any of its Subsidiaries. All officers, employees and consultants of Total having access to or developing any Intellectual Property of Total and any of its Subsidiaries have an agreement with Total or such Subsidiary regarding the protection of proprietary information and the license or assignment of any Intellectual Property to Total or such Subsidiary arising from the services performed by such Persons, and such Intellectual Property is licensed or assigned to Total or such Subsidiary, or are works made-for-hire, and Total or such Subsidiary is the author and owner of all such rights under the Copyright Act of 1976, as amended. No current or prior officers, employees, or consultants of Total or any of its Subsidiaries claims or have a right to claim an ownership interest in any Intellectual Property as a result of having been involved in the development or licensing of any such property while employed by or consulting to Total or any of its Subsidiaries.

                  4.18.4 CERTAIN INTELLECTUAL PROPERTY. Without limiting the representations and warranties contained in this Section 4.18 regarding the Intellectual Property owned or used by Total and its Subsidiaries, except as had not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total, Total additionally represents and warrants with regard to certain Intellectual Property, that Total or any of its Subsidiaries own all right, title, and interest in and to the name and mark Total Research and as used in the business of Total or its Subsidiaries in connection with the goods and services offered under such name and mark in the United States, except as had not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

         4.19 INTERESTED PARTY TRANSACTIONs. Except as set forth in Section 4.19 of the Total Disclosure Schedule or the Total SEC Documents filed prior to the date hereof, or for events as to which the amounts involved do not, in the aggregate, exceed $100,000, since Total's proxy statement dated November 7, 2000, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction pursuant to Item 404 of Regulation S-K promulgated by the SEC.

         4.20 OPINION OF FINANCIAL ADVISOR. Howard, Lawson and Company has delivered to the Total Board its opinion that, as of the date hereof, the Exchange Ratio is fair to the holders of Total Shares from a financial point of view, a copy of which has been furnished to Harris.

         4.21 BROKERS. No broker, finder or investment banker (other than Howard, Lawson and Company, a true, correct and complete copy of whose engagement agreement has been provided to Harris) is entitled to any brokerage, finder's or other fee or commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Total or any of its Subsidiaries or affiliates.

         4.22 TAX TREATMENT. Neither Total nor any of its Subsidiaries or affiliates has taken or agreed to take any action, or after consultation with Ernst & Young, its independent auditors, is aware of any fact or circumstance relating to Total or any of its Subsidiaries, that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

         4.23 TAKEOVER STATUTES. Assuming the accuracy of Harris' representations and warranties in Section 5.22, the provisions of Section 203 of the Corporation Law will not apply to the Merger.

         4.24 EUROPEAN SUBSIDIARIES. Section 4.24 of the Total Disclosure Schedule sets forth each Material Agreement to which any Total Subsidiary is a party. There is no default under any such Material Agreement by any Total Subsidiary or, to such Subsidiary's knowledge, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by any Total Subsidiary or, to any Total Subsidiary's knowledge, any other party, in each case except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total. No party to any such Material Agreement has given notice to any Total Subsidiary of or made a claim against any Total Subsidiary with respect to any breach or default thereunder, in each case except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Total.

         4.25 VOTING AGREEMENTS. Total has delivered to Harris Voting Agreements executed by the holders of approximately at least 20% of the outstanding Total Shares with respect to the Merger in form and substance satisfactory to Harris.

SECTION 5 - REPRESENTATIONS AND WARRANTIES OF HARRIS AND MERGER SUB

Harris hereby represents and warrants to Total as follows:

         5.1 CAPITALIZATION OF HARRIS AND ITS SUBSIDIARIES.

                  5.1.1 CAPITALIZATION OF HARRIS. The authorized capital stock of Harris consists of (i) 100,000,000 shares of common stock par value $.001 per share, of which 34,439,003 common shares were issued and outstanding as of August 3, 2001, and none of which common shares were issued and held in the treasury of Harris, and (ii) 5,000,000 of preferred stock par value $.01 per share, none of which preferred shares were issued and outstanding as of August 3, 2001, and none of which preferred shares were issued and held in the treasury of Harris. In addition, 3,801,284 shares of Harris common stock were subject to outstanding options issued pursuant to the Incentive Plan, options with respect to an additional 1,433,250 shares of Harris common stock were authorized but not yet issued under the Incentive Plan, 67,659 shares of Harris common stock were subject to outstanding warrants, and an aggregate of 5,302,193 shares were reserved for issuance upon exercise of such outstanding options and warrants and such authorized, but not yet issued, options. All the outstanding Harris Shares are, and the shares issuable upon the exercise of outstanding options and warrants described in this Section 5.1.1 will be, when issued in accordance with the terms thereof, and all Harris Shares to be issued as part of the Merger Consideration or upon exercise of any of the Assumed Stock Options will be, when issued in accordance with the terms hereof, duly authorized, validly issued, fully paid and non-assessable. Since August 3, 2001, there have been no issuances of shares of the capital stock or other securities of Harris and of options, warrants and rights with respect to shares of Harris common stock or other securities of Harris. Except as set forth above, as set forth in Section
5.1.1 of the Harris Disclosure Schedule, and for the transactions contemplated by this Agreement, (i) there are no shares of capital stock of Harris authorized, issued or outstanding, (ii) there are no authorized or outstanding options, warrants, calls, preemptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character (whether or not conditional) relating to the issued or unissued capital stock of Harris obligating Harris to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other equity interest in Harris or securities convertible into or exchangeable for such shares or equity interests, or obligating Harris to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment, and
(iii) there are no outstanding contractual obligations of Harris to repurchase, redeem or otherwise acquire any shares or other capital stock of Harris, or to make any payments based on the market price or value of shares or other capital stock of Harris, or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary or any other entity other than loans to Subsidiaries in the ordinary and usual course of business consistent with past practice.

                  5.1.2 CAPITALIZATION OF SUBSIDIARIES. The authorized capital stock of each Subsidiary of Harris, including Merger Sub, is disclosed in
Section 5.1.2 of the Harris Disclosure Schedule, including (i) the types of authorized shares, (ii) number of shares issued and outstanding as of August 3, 2001, (iii) number of shares issued and held in the Treasury of any such Subsidiary, and (iv) a listing of the holders of all outstanding shares together with the number of shares owned by each. There are no authorized or outstanding options, warrants, calls, preemptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character (whether or not conditional) relating to the issued or unissued capital stock of any Subsidiary of Harris obligating Harris or such Subsidiary to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other equity interest in such Subsidiary or securities convertible into or exchangeable for such shares or equity interests, or obligating such Subsidiary or Harris to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment. There are no outstanding contractual obligations of any Subsidiary of Harris or Harris to repurchase, redeem or otherwise acquire any shares or other capital stock of any Subsidiary of Harris, or to make any payments based on the market price or value of shares or other capital stock of any Subsidiary of Harris, or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary or any other entity other than loans to Subsidiaries in the ordinary and usual course of business consistent with past practice. All of the outstanding shares of each Subsidiary of Harris are duly authorized, validly issued, fully paid and non-assessable. Since August 3, 2001, there have been no issuances of shares of the capital stock or other securities of any Subsidiary of Harris or of options, warrants and rights with respect to shares or other securities of any Subsidiary of Harris.

                  5.1.3 NO LIENS ON INTERESTS IN SUBSIDIARIES. All of the outstanding capital stock of each Subsidiary of Harris is owned by Harris, directly or indirectly, free and clear of any Lien or any other limitation or restriction (including any restriction on the right to vote or sell the same, except as may be provided as a matter of Law), and there are no irrevocable proxies with respect to such capital stock.

         5.2 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

                  5.2.1 EXISTENCE, POWER, AND QUALIFICATION. Each of Harris and its Subsidiaries (i) is a corporation or legal entity duly organized, validly existing and in good standing (to the extent the concept of good standing exists in the applicable jurisdiction) under the Laws of the jurisdiction of its incorporation and (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its businesses as now conducted and proposed by Harris to be conducted, except when the failure to be duly organized, validly existing and in good standing or to have such power and authority has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris. Each of Harris and its Subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris.

                  5.2.2 SUBSIDIARIES. Section 5.2.2 of the Harris Disclosure Schedule sets forth a list of all Subsidiaries of Harris, and except as set forth therein Harris does not own, directly or indirectly, beneficially or of record, any shares of capital stock or other security of any other Person or any other investment in any other Person.

                  5.2.3 COPIES OF DOCUMENTS. Harris has heretofore made available to Total (i) accurate and complete copies of the Organizational Documents, as currently in effect, of each of Harris and its Subsidiaries, and
(ii) accurate and complete copies of all minutes of proceedings of the Harris Board and those of its Subsidiaries, and of the committees of the Harris Board and its Subsidiaries.

         5.3 AUTHORITY RELATIVE TO THIS AGREEMENT.

                  5.3.1 POWER. Each of Harris and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby.

                  5.3.2 CORPORATE PROCEEDINGS; ENFORCEABILITY. The Harris Board and the Merger Sub Board, by votes at meetings duly called and held, have (i) duly and validly authorized the execution, delivery and performance of this Agreement, (ii) approved the consummation of the transactions contemplated hereby, including the Merger (within the meaning of Section 251 of the Corporation Law) contained within this Agreement, and (iii) taken all corporate actions required to be taken by the Harris Board or the Merger Sub Board for the consummation of the transactions contemplated hereby. In addition, the Harris Board by vote at a meeting duly called and held has approved the Board Expansion. The Harris Board and the Merger Sub Board have determined that such transactions are advisable and fair to, and in the best interests of, Harris, Merger Sub and their stockholders. No other corporate proceedings on the part of Harris or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby other than as described in Section 5.3.4.

                  5.3.3 ENFORCEABILITY. This Agreement has been duly and validly executed and delivered by Harris and Merger Sub and, assuming the due authorization, execution and delivery by Total, constitutes a valid, legal and binding agreement of Harris and Merger Sub, enforceable against them in accordance with its terms.

                  5.3.4 STOCKHOLDER ACTION. Harris, as the sole stockholder of Merger Sub, has approved and adopted this Agreement. The Harris Board has, as of the date hereof, resolved to recommend that the stockholders of Harris adopt this Agreement and has directed that this Agreement be submitted to the stockholders of Harris for their adoption at a meeting to be held for that purpose. The affirmative vote of the holders of a majority of the outstanding common stock of Harris, as of the record date for the Harris Stockholders Meeting (the "Required Harris Vote") is the only vote of the holders of any class or series of capital stock of Harris necessary to adopt this Agreement and is the only vote of such holders required by Law, the Organizational Documents of Harris or otherwise to consummate the transactions contemplated hereby.

         5.4 FILINGS WITH SEC; FINANCIAL STATEMENTS.

                  5.4.1 SEC FILINGS. Harris has filed all required reports, schedules, forms, statements and other documents with the SEC since July 1, 1998 (such documents, together with any documents filed during such period by Harris with the SEC on a voluntary basis the "Harris SEC Documents"). As of their respective dates, the Harris SEC Documents (i) complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Harris SEC Documents and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  5.4.2 HARRIS FINANCIAL STATEMENTS. The financial statements of Harris included in the Harris SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Harris and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that do not reflect a Material Adverse Effect).

         5.5 NO UNDISCLOSED LIABILITIES. Except as set forth in the Harris SEC Documents filed prior to the date hereof, and except for such liabilities and obligations that have not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Harris, neither Harris nor any of its Subsidiaries has any liabilities whether or not accrued, contingent, and whether or not required to be recorded or reflected on a balance sheet under GAAP, and there is no condition, as of the date hereof, situation or set of circumstances that could reasonably be expected to result in such a liability or obligation.

         5.6 MATERIAL AGREEMENTS. Section 5.6 of the Harris Disclosure Schedule sets forth each Material Agreement with a customer or supplier of Harris and its Subsidiaries which involve payments or receipts by such Person or any of its Subsidiaries of at least $500,000 over the term of each such Material Agreement. Each Material Agreement of Harris constitutes a valid and legally binding obligation of Harris or its Subsidiaries, and to the knowledge of Harris and its Subsidiaries, a valid and legally binding obligation of each other party thereto, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other Laws of general applicability relating to or affecting creditors' rights or by general equity principles), and is in full force and effect, in each case except for such failures that have not had, and would not be reasonably expected to have, a Material Adverse Effect on Harris. There is no default under any Material Agreement either by Harris or its Subsidiaries or, to Harris or its Subsidiaries' knowledge, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Harris or its Subsidiaries or, to Harris' or its Subsidiaries' knowledge, any other party, in each case except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris. No party to any such Material Agreement has given notice to Harris or its Subsidiaries of or made a claim against Harris or its Subsidiaries with respect to any breach or default thereunder, in each case except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris.

         5.7 ABSENCE OF CHANGES. Except as and to the extent disclosed in the Harris SEC Documents filed prior to the date hereof and as set forth in Section
5.7 of the Harris Disclosure Schedule, since the Balance Sheet Date, Harris and its Subsidiaries have conducted their business in the ordinary and usual course consistent with past practice and there has not been:

                  5.7.1 MATERIAL ADVERSE DEVELOPMENTS. Any event, occurrence or development (including, for the purpose of clarity, any audit adjustment covering periods prior to the Balance Sheet Date) which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris;

                  5.7.2 DISTRIBUTIONS. Any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of Harris, or any repurchase, redemption or other acquisition by Harris or any Subsidiary of any securities of Harris or of any of its Subsidiaries;

                  5.7.3 AMENDMENTS. Any amendment of (or agreement to amend) any term of any outstanding equity securities of Harris or any Subsidiary;

                  5.7.4 DEBT AND GUARANTEES. (i) Any incurrence or assumption (or agreement to incur or assume) by Harris or any Subsidiary of any indebtedness for borrowed money other than in the ordinary and usual course of business consistent with past practice or (ii) any guarantee, endorsement or other incurrence or assumption of (or agreement to guarantee, endorse, incur or assume) any material liability (whether directly, contingently or otherwise) by Harris or any Subsidiary for the obligations of any other Person (other than any Subsidiary of Harris), other than in the ordinary and usual course of business consistent with past practice;

                  5.7.5 LIENS. Any creation or assumption by Harris or any Subsidiary of any Lien on any material asset of Harris or any Subsidiary other than in the ordinary and usual course of business consistent with past practice;

                  5.7.6 LOANS AND CONTRIBUTIONS. Any making of any loan, advance or capital contribution to or investment in any Person by Harris or any Subsidiary other than (i) loans, advances or capital contributions to or investments in wholly owned Subsidiaries of Harris or (ii) loans or advances to employees of Harris or any Subsidiary made in the ordinary and usual course of business consistent with past practice;

                  5.7.7 MATERIAL AGREEMENTS. (i) Any making of any Material Agreement by Harris or any Subsidiary except transactions, commitments, contracts or agreements with clients and customers for the performance of services in the ordinary and usual course of business consistent with past practice and those contemplated by this Agreement, (ii) any modification, amendment, assignment, termination or relinquishment by Harris or any Subsidiary of any Material Agreement or other right (including any insurance policy naming it as a beneficiary or a loss payable payee) that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris, (iii) any default under any Material Agreement by Harris or any of its Subsidiaries or, to Harris' or any of its Subsidiaries' knowledge, by any other party thereto, or event that with the lapse of time or the giving of notice or both would constitute a default thereunder by Harris or any of its Subsidiaries, or, to Harris' or any of its Subsidiaries' knowledge, any other party, in each case except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris, or (iv) any notice given by or claim made by any party to any such Material Agreement of Harris or any of its Subsidiaries with respect to any breach or default thereunder, in each case except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris

                  5.7.8 ACCOUNTING CHANGES. Any material change in any method of accounting or accounting principles or practice by Harris or any Subsidiary, except for any such change required by reason of a change in GAAP or applicable Law; or

                  5.7.9 EXECUTIVES. Any (i) grant of any severance or termination pay to any Executive of Harris or its Subsidiaries, (ii) entering into of any written employment, deferred compensation, consulting or other similar agreement (or any amendment to any such existing agreement) with any Executive of Harris or its Subsidiaries, (iii) increase in benefits payable to any Executive of Harris or its Subsidiaries under any existing severance or termination pay policies or employment agreements, or (iv) increase in compensation, bonus or other benefits payable to any Executive of Harris or any of its Subsidiaries.

         5.8 INFORMATION SUPPLIED. None of the information supplied or to be supplied by Harris for inclusion or incorporation by reference in (i) the S-4 at the time the S-4 is filed with the SEC, at the time it is amended or supplemented, and at the time it becomes effective under the Securities Act, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Joint Proxy Statement/Prospectus will, at the date mailed to the stockholders of Harris, at the date mailed to the stockholders of Total, and at the time of each of the Stockholder Meetings contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the votes at the Stockholder Meetings, any event with respect to Harris, its officers and directors or any of its Subsidiaries should occur which is required to be described in an amendment of, or a supplement to, the S-4 or the Joint Proxy Statement/Prospectus, Harris shall promptly so advise Total and such event shall be so described, and such amendment or supplement (which Total shall have a reasonable opportunity to review) shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the stockholders of Harris. The Joint Proxy Statement/Prospectus will comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing, no representation is made in this Section 5.8 as to information provided by Total for inclusion in the S-4 or the Joint Proxy Statement/Prospectus.

         5.9 CONSENTS AND APPROVALS. Except for the Approvals, no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by Harris of this Agreement or the consummation by Harris of the transactions contemplated hereby or thereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris.

         5.10 NO VIOLATION.

                  5.10.1 VIOLATIONS RELATED TO TRANSACTION. Neither the execution, delivery and performance of this Agreement by Harris or Merger Sub nor the consummation by Harris or Merger Sub of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Organizational Documents of Harris or any of its Subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, amendment, cancellation or acceleration of any obligation or the loss of any material benefit, or the creation of any Lien under, any of the terms, conditions or provisions of any Material Agreement of Harris or (iii) (assuming receipt of all Approvals) violate any Law applicable to Harris or any of its Subsidiaries or any of their respective properties or assets, except, in the case of (ii) or (iii), for violations, breaches or defaults that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris.

                  5.10.2 VIOLATIONS RELATED TO DOCUMENTS AND AGREEMENTS. Except for violations that have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Harris, neither Harris nor any of its Subsidiaries is in violation in any material respect of any term of (i) its Organizational Documents, or (ii) any Material Agreement to which it is a party or by which it is bound.

                  5.10.3 VIOLATIONS RELATED TO LAW. The businesses of Harris and its Subsidiaries are not being conducted in violation of any Law applicable to Harris or its Subsidiaries, except for violations which do not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris. To Harris's knowledge, no investigation or review by any Governmental Entity with respect to Harris or its Subsidiaries is pending or threatened, nor, to Harris's knowledge, has any Governmental Entity indicated an intention to conduct the same except for such investigations and reviews which have not had and would not be reasonably expected to have individually or in the aggregate, a Material Adverse Effect on Harris.

                  5.10.4 COMPLIANCE WITH ENVIRONMENTAL LAWS. (i) Each of Harris and its Subsidiaries are, and at all times have been in material compliance with all Environmental Laws; each of Harris and it Subsidiaries have obtained, and each of them is in material compliance with all Environmental Permits required of the business of Harris and each of its Subsidiaries, or required of any real property owned, leased or operated by any of them, (ii) neither Harris nor its Subsidiaries is subject to any pending or threatened Environmental Claim which would give rise to a Material Adverse Effect, (iii) there are no facts, conditions or circumstances related to the business of Harris or any of its Subsidiaries, or to any real property currently or formerly owned, operated or leased by any of them which could give rise to any material obligation under Environmental Law to investigate, remediate or clean up, or to pay for the costs of any investigation, remediation or cleanup of any hazardous substances, and
(iv) neither Harris nor its Subsidiaries have transported, disposed of, or arranged for the transportation or disposal of any hazardous substances at any site which is subject to, or has been proposed for, an investigation or clean up under applicable Environmental Laws.

                  5.10.5 FRANCHISES; PERMITS. Harris and its Subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses ("Harris Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris. Harris and its Subsidiaries are in compliance with the terms of Harris Permits, except where the failure to so comply has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris.

         5.11 LITIGATION; CLAIMS. Except as and to the extent disclosed in the Harris SEC Documents filed prior to the date hereof, or as set forth in Section
5.11 of the Harris Disclosure Schedule, there is no suit, claim, action, proceeding or investigation pending or, to Harris's knowledge, threatened, against Harris or any of its Subsidiaries or any of their respective properties or assets which (i) involves a claim in excess of $100,000 which is not fully covered by insurance, or (ii) has had, or if decided adversely to Harris would reasonably be expected to have, individually or in the aggregate, a Material Adverse

Effect on Harris. Except as and to the extent disclosed in the Harris SEC Documents filed prior to the date hereof, none of Harris and its Subsidiaries is subject to any outstanding order, writ, injunction or decree which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris. There are no complaints, charges or claims against Harris or any of its Subsidiaries or, to the knowledge of Harris, threatened to be brought or filed with any Governmental Entity based on, arising out of, in connection with or otherwise relating to the employment by Harris or any of its Subsidiaries of any individual, including any claim relating to employment discrimination, equal pay, employee safety and health, wages and hours or workers' compensation and neither Harris nor any of its Subsidiaries has violated any Law respecting such matter, in each case except as has not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Harris.

         5.12 EMPLOYEE BENEFIT PLANS; ERISA.

                  5.12.1 BENEFIT PLAN DOCUMENTS. Section 5.12.1 of the Harris Disclosure Schedule sets forth a true and complete list of each Harris Benefit Plan. With respect to each of the Harris Benefit Plans, Harris has made available to Total true and complete copies of each of the following documents:
(i) the Harris Benefit Plan and related documents (including all amendments thereto), (ii) the most recent annual reports and financial statements, if any,
(iii) the most recent summary plan description, together with each summary of material modifications, required under ERISA, if any, and (iv) the most recent determination letter received from the IRS with respect to each Harris Benefit Plan that is intended to be qualified under Section 401(a) of the Code.

                  5.12.2 NO CHANGE IN HARRIS BENEFIT PLANS. Except as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris, since the Balance Sheet Date (i) neither Harris nor any of its Subsidiaries has made any plan or commitment, whether legally binding or not, to create any additional Harris Benefit Plan or modify or change any existing Harris Benefit Plan that would materially increase the benefits provided to any employee or former employee, consultant or director of Harris or any Subsidiary thereof and (ii) there has been no material change, amendment, modification to, or adoption of, any Harris Benefit Plan.

                  5.12.3 TITLE IV OF ERISA. No Harris Benefit Plan is subject to Title IV of ERISA.

                  5.12.4 PROHIBITED TRANSACTIONS. Neither Harris nor any of its Subsidiaries has incurred either directly or indirectly (including as a result of an indemnification obligation), any liability under (i) any foreign law or regulation relating to employee benefit plans, (ii) Section 406, 409, 502(i), or 502(l) of ERISA, or (iii) Section 4975 of the Code, or under any agreement, instrument, statute, rule or legal requirement pursuant to or under which Harris or any of its Subsidiaries or any Harris Benefit Plan has agreed to indemnify or is required to indemnify any person against liability incurred under, or for a violation or failure to satisfy the requirements of, any such legal requirement), except for any such liability which has not had, and would not reasonably be expected to have, a Material Adverse Effect on Harris, and to the knowledge of Harris, no event, transaction or condition has occurred, exists or is expected to occur which could result in any such liability to Harris, any of its Subsidiaries or to the Surviving Corporation, except for any such liability which has not had, and would not reasonably be expected to have, a Material Adverse Effect on Harris.

                  5.12.5 NO MULTI-EMPLOYER PLANS. None of the Harris Benefit Plans is a "multiemployer pension plan," as such term is defined in Section 3(37) of ERISA, a "multiple employer plan" (within the meaning of Section 413(c) of the Code), a "multiple employer welfare arrangement," as such term is defined in Section 3(40) of ERISA, or a single employer plan that has two or more contributing sponsors, at least two of whom are not under common control, within the meaning of Section 4063(a) of ERISA.

                  5.12.6 DETERMINATION LETTERS. A favorable determination letter has been issued by the Internal Revenue Service or the appropriate foreign Governmental Entity, as applicable, with respect to the each of the Harris Benefit Plans that is intended to be "qualified" within the meaning of Section 401(a) of the Code or under any law or regulation of any foreign jurisdiction or regulatory agency, respectively, and neither the consummation of the transaction contemplated hereby nor any other event or circumstance since the date of such letter has adversely affected or is reasonably expected to adversely affect such qualification or exemption. Each of the Harris Benefit Plans has been operated and administered in accordance with its terms and applicable laws, including but not limited to ERISA and the Code, except for such non-compliance which has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris. To the knowledge of Harris, no circumstances exist for which it would be prudent for Harris to undertake remediation efforts with respect to any Harris Benefit Plan pursuant to the Internal Revenue Service Employee Plans Compliance Resolution System or any similar program sponsored by the Internal Revenue Service or the Department of Labor.

                  5.12.7 ACTIONS RELATED TO BENEFIT PLANS. There are no actions, suits or claims pending, or, to the knowledge of Harris, threatened or anticipated (other than routine claims for benefits) against any Harris Benefit Plan, the assets of any Harris Benefit Plan or against Harris or any ERISA Affiliate of Harris with respect to any Harris Benefit Plan. There is no judgment, decree, injunction, rule or order of any Governmental Entity outstanding against or in favor of any Harris Benefit Plan or any fiduciary thereof (other than rules of general applicability). There are no pending or, to the knowledge of Harris, threatened audits, examinations or investigations by any Governmental Entity involving any Harris Benefit Plan.

                  5.12.8 APPLICABLE REPORTS. There has been no violation of ERISA with respect to the filing of applicable returns, reports, documents, and notices regarding any of the Harris Benefit Plans with the Secretary of Labor or the Secretary of the Treasury or the furnishing of such notices or other documents to the participants or beneficiaries of such Harris Benefit Plans which, in either case, could result in a liability that would reasonably be expected to have a Material Adverse Effect on the Surviving Corporation.

                  5.12.9 EFFECT OF TRANSACTIONS. Except for any such event which would not reasonably be expected to have a Material Adverse Effect on Harris, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee, consultant, or director of Harris or any ERISA Affiliate of Harris to severance pay, unemployment compensation or any similar payment, (ii) accelerate the time of payment or vesting, or increase the amount, of any compensation due to any such current or former employee, consultant, or director, (iii) renew or extend the term of any agreement regarding compensation for any such current or former employee, consultant, or director, (iv) result in any

"parachute payment" under Section 280G of the Code (whether or not such payment is considered to be reasonable compensation for services rendered), (v) cause any compensation to fail to be deductible under Section 162(m), or any other provision of the Code or any similar foreign law or regulation, (vi) result in a "change in control" or the occurrence of any other event specified in the Harris Benefit Plans which would entitle any Person to any payment thereunder, or (vii) result in any event described in Section 4062(e) of ERISA.

         5.13 KEY EMPLOYEES. Except as set forth in Section 5.13 of the Harris Disclosure Schedule or disclosed in the Harris SEC Documents filed prior to the date hereof, Harris is not aware that any Person has left employment since the Balance Sheet Date, or intends to leave employment, with Harris or any of its Subsidiaries, whose departure would have or could reasonably be expected to have a Material Adverse Effect on Harris.

         5.14 TAXES.

                  5.14.1 RETURNS. All income Tax Returns and all material other Tax Returns required to be filed by Harris or its Subsidiaries on or prior to the Effective Time have been or will be prepared in good faith and timely filed with the appropriate Governmental Entity on or prior to the Effective Time or by the due date thereof including extensions and all such Tax Returns are (or, as to Tax Returns not filed on the date hereof, will be) complete and accurate, except where the failure to so file or for such returns to be complete and accurate has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris.

                  5.14.2 PAYMENTS. All material Taxes that are required to be paid by Harris or its Subsidiaries, either (i) have been fully paid, or (ii) are adequately reflected as a liability on Harris's or its Subsidiaries' books and records, except for where the failure to fully pay such taxes or reflect them as a liability on Harris's or its Subsidiaries' books has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris. All Taxes required to be collected or withheld from third parties by Harris or its Subsidiaries have been collected or withheld and paid over to the appropriate Government Entity, except where the failure to collect or withhold such Taxes from third parties or to pay over such Taxes has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris.

                  5.14.3 TAXES NOT YET DUE. With respect to any period for which Tax Returns have not yet been filed, or for which Taxes are not yet due or owing, Harris and its Subsidiaries have made due and sufficient accruals for such Taxes in their respective books and records and financial statements, except where the failure to make such accruals has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris.

                  5.14.4 WAIVERS OF STATUTES OF LIMITATION. Neither Harris nor any of its Subsidiaries has waived any statute of limitations, or agreed to any extension of time, (i) with respect to U.S. federal income Taxes, or (ii) where the payment of the relevant state or foreign Taxes has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris with respect to such state or foreign Taxes.

                  5.14.5 AUDITS.As of the date of this Agreement, there are no pending or, to the knowledge of Harris, threatened audits, examinations, investigations or other proceedings in respect of Taxes of Harris or its Subsidiaries and there are not any unresolved questions or claims concerning Harris's or any of its Subsidiaries' Tax liability that (i) were raised by any taxing authority in a communication to Harris or any Subsidiary, and (ii) has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris, after taking into account any reserves for Taxes set forth on the most recent balance sheet contained in Harris SEC Documents filed prior to the date hereof.

                  5.14.6 SECTION 355. Neither Harris nor any Subsidiary has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for Tax-free treatment under Section 355 of the Code since the effective date of Section 355(e) of the Code.

         5.15 REAL PROPERTY INTERESTS. Section 5.15 of the Harris Disclosure Schedule contains a complete and accurate list of all real property, leaseholds, or other interests therein owned by Harris and its Subsidiaries. Each of Harris and its Subsidiaries respectively has good and marketable title to each of its owned real properties free and clear of Liens except for Liens that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris. All of the leases, subleases, and similar agreements pursuant to which Harris and its Subsidiaries have the right to use and occupy any real property are in full force and effect, except for such failures as have not had, and would not reasonably be expected to have, individually or in the aggregate a Material Adverse Effect on Harris.

         5.16 INSURANCE. The insurance policies of Harris and its Subsidiaries are of a scope and provide coverage consistent with prudent and customary practice of comparable businesses.

         5.17 ABSENCE OF QUESTIONABLE PAYMENTS. Since July 1, 1998, neither Harris or any of its Subsidiaries nor, to Harris's knowledge, any director, officer, agent, employee or other person acting on behalf of Harris or any of its Subsidiaries, has used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of
Section 30A of the Exchange Act. Neither Harris or any of its Subsidiaries nor, to Harris's knowledge, any director, officer, agent, employee or other person acting on behalf of Harris or any of its Subsidiaries, has accepted or received any unlawful contributions, payments, gifts, or expenditures.

         5.18 INTELLECTUAL PROPERTY.

                  5.18.1 ADEQUATE RIGHTS. Harris and its Subsidiaries own or possess, in all material respects, adequate licenses or other valid rights to use (in each case, free and clear of any Liens), all Intellectual Property used or held for use in connection with the business of Harris and its Subsidiaries as currently conducted, or except as set forth in Section 5.18.1 of the Harris Disclosure Schedule, as contemplated to be conducted, in each case except for such failures that have not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Harris.

                  5.18.2 NO INFRINGEMENT; CLAIMS. The use of any Intellectual Property by Harris and its Subsidiaries does not infringe on, or otherwise violate the rights of any Person and is in accordance with each applicable license pursuant to which Harris or any of its Subsidiaries acquired the right to use such Intellectual Property, in each case except as has not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Harris. Neither Harris nor any of its Subsidiaries has received any notice (written or otherwise) of any assertion, challenge, or claim with respect to any Intellectual Property used by Harris or any of its Subsidiaries, in each case except as has not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Harris.

                  Harris and/or each of its Subsidiaries has made all necessary filings and recordations to protect and maintain its interest in the patents, patent applications, trademark and service mark registrations, trademark and service mark applications, copyright registrations and copyright applications, Internet domain names and licenses, except where failure to so protect or maintain the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Harris.

                  5.18.3 PROTECTION OF CONFIDENTIALITY; EMPLOYEES. Harris and its Subsidiaries have taken reasonable and practicable steps designed to safeguard and maintain the secrecy and confidentiality of the Intellectual Property owned or used by Harris or any of its Subsidiaries. All officers, employees and consultants of Harris having access to or developing any Intellectual Property of Harris and any of its Subsidiaries have an agreement with Harris or such Subsidiary regarding the protection of proprietary information and the license or assignment of any Intellectual Property to Harris or such Subsidiary arising from the services performed by such Persons, and such Intellectual Property is licensed or assigned to Harris or such Subsidiary, or are works made-for-hire, and Harris or such Subsidiary is the author and owner of all such rights under the Copyright Act of 1976, as amended. No current or prior officers, employees, or consultants of Harris or any of its Subsidiaries claims or have a right to claim an ownership interest in any Intellectual Property as a result of having been involved in the development or licensing of any such property while employed by or consulting to Harris or any of its Subsidiaries.

                  5.18.4 CERTAIN INTELLECTUAL PROPERTY. Without limiting the representations and warranties contained in this Section 5.18 regarding the Intellectual Property owned or used by Harris and its Subsidiaries, Harris makes the following additional representations and warranties with regard to certain Intellectual Property except in each case as had not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Harris:

                  (a) Neither Harris nor any of its Subsidiaries use or license, or have used or licensed, or plan to use or license, the method and system for conducting surveys over the Internet claimed by U.S. Patent No. 6,070,145 owned by NPD Group, Inc., and no Intellectual Property owned or used by Harris or any of its Subsidiaries now or in the past infringes upon such Patent.

                  (b) Harris or any of its Subsidiaries own all right, title, and interest in and to the name and marks Harris Poll, Harris Online, Harris Poll Online, Harris Interactive, and Harris

Poll Interactive as used in the business of Harris or its Subsidiaries in connection with the goods and services offered under such names and marks in the locations of such offering, except for those countries identified in the Schedule to the Trade Mark License Agreement between Harris and Taylor Nelson Sofres plc, dated February 1, 2000.

                  (c) The Trade Mark License Agreement between Harris and Taylor Nelson Sofres plc, dated February 1, 2000, is in full force and effect and neither Harris nor any of its Subsidiaries has received any notice or claim that the TNS License has been breached or is subject to termination. To the knowledge of Harris there are no sublicenses or affiliate agreements, or comparable agreements, granted by Harris or any of its Subsidiaries, that would support such a notice or claim.

         5.19 INTERESTED PARTY TRANSACTIONS. Except as set forth in the Harris SEC Documents filed prior to the date hereof, or for events as to which the amounts involved do not, in the aggregate, exceed $100,000, since Harris' proxy statement dated September 28, 2000, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction pursuant to Item 404 of Regulation S-K promulgated by the SEC.

         5.20 OPINION OF FINANCIAL ADVISOR. U.S. Bancorp Piper Jaffray, Inc. has delivered to the Harris Board its opinion that, as of the date hereof, the Exchange Ratio is fair to the holders of Harris common stock from a financial point of view, a copy of which has been furnished to Total.

         5.21 BROKERS. No broker, finder or investment banker (other than U.S. Bancorp Piper Jaffray, Inc., a true, correct and complete copy of whose engagement agreement has been provided to Total) is entitled to any brokerage, finder's or other fee or commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Harris or any of its Subsidiaries or affiliates.

         5.22 TAX TREATMENT. Neither Harris nor any of its Subsidiaries or affiliates has taken or agreed to take any action, or after consultation with PricewaterhouseCoopers LLP, its independent auditors, is aware of any fact or circumstance relating to Harris or any of its Subsidiaries, that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

         5.23 TAKEOVER STATUTES. The Harris Board has approved, for purposes of
Section 203 of the Corporation Law, the Merger. Other than by reason of this Agreement or the transactions contemplated hereby, neither Harris nor any of its affiliates is, or has been, during the past three years an "interested stockholder" of Total, as that term is defined in Section 203 of the Corporation Law. Harris has taken all action required to be taken by it in order to exempt this Agreement and the transactions contemplated hereby from the requirements of any applicable "moratorium", "control share", "fair price", "affiliate transaction", "business combination" or other antitakeover Laws and regulations of any state.

         5.24 VOTING AGREEMENTS. Harris has delivered to Total Voting Agreements executed by the holders of at least 53% of the outstanding Harris Shares with respect to the Merger in form and substance satisfactory to Total.

         5.25 EMPLOYMENT AGREEMENT. Contemporaneously herewith, Harris has entered into an employment agreement with Albert Angrisani, the effectiveness of which agreement is conditioned upon the Merger becoming effective.

SECTION 6 - COVENANTS OF TOTAL

         6.1 CONDUCT OF BUSINESS OF TOTAL.During the period from the date of this Agreement through and including the Effective Time, except as specifically contemplated by this Agreement or as set forth in Section 6.1 of the Total Disclosure Schedule, (i) Total shall consult with the Integration Committee regarding any matter covered by subsections 6.1.6 through 6.1.10 (inclusive), 6.1.11(ii) and (iii), 6.1.12, 6.1.14 through 6.1.17 (inclusive), 6.1.20, and
6.1.21(i) to the extent that it relates to another subsection enumerated in this subclause (i), and shall comply with such subsections unless otherwise consented to or approved in writing by Harris (which consent or approval shall not be unreasonably withheld), and (ii) Total shall comply with subsections 6.1.1 through 6.1.5 (inclusive), 6.1.11(i), 6.1.13, 6.1.18, 6.1.19, 6.1.21(i) to the
extent that it relates to another subsection enumerated in this subclause (ii), and 6.1.21(ii) unless otherwise consented to or approved in writing by Harris:

                  6.1.1 ORDINARY COURSE. The business of Total and each of its Subsidiaries shall be conducted only in, and Total and each of its Subsidiaries shall not take any action except in, the ordinary and usual course of business consistent with past practice.

                  6.1.2 ORGANIZATIONAL DOCUMENTS. Neither Total nor any of its Subsidiaries shall make or propose any change or amendment in its Organizational Documents.

                  6.1.3 SECURITIES. Neither Total nor any of its Subsidiaries shall (i) issue or sell, or authorize the issuance or sale of, any shares of its capital stock or any of its other securities or issue any securities convertible into or exchangeable for, or options, warrants to purchase, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or enter into any contract, understanding or arrangement with respect to the issuance of, any shares of its capital stock or any of its other securities, or enter into any arrangement involving stock appreciation rights or the like, or enter into any arrangement or contract with respect to the purchase or voting of shares of its capital stock or adjust, split, combine or reclassify any of its securities, or make any other changes in its capital structure; provided, however, that Total may issue shares of its common stock pursuant to the terms of vested and exercisable Stock Options or (ii) except as contemplated by Sections 3.3 and 6.1.7, amend, waive or otherwise modify any of the terms of the Stock Option Plan or any Stock Option.

                  6.1.4 DISTRIBUTIONS. Total shall not declare, pay or make any dividend or other distribution or payment with respect to, or purchase, redeem or otherwise acquire, any shares of its capital stock (except to the extent necessary to meet minimum tax withholding obligations in connection with the exercise of any Stock Options) or otherwise make any payments to stockholders in their capacity as stockholders.

                  6.1.5 RELATIONSHIPS. Total shall, and shall cause each of its Subsidiaries to, use all reasonable commercial efforts to preserve intact the business organization of Total and each of its Subsidiaries, to keep available the services of its and their present officers and key employees, and to preserve the relationships and good will of customers, suppliers, and others having business relationships with it and its Subsidiaries such that there shall be no impairment in their ongoing businesses that has a Material Adverse Effect.

                  6.1.6 SEVERANCE; EMPLOYMENT AGREEMENTS. Except as set forth in
Section 6.1.6 of the Total Disclosure Schedule, and except as may be required by applicable Law, neither Total nor any of its Subsidiaries shall take any action with respect to (i) the grant of any severance or termination pay (otherwise than pursuant to written plans or agreements of Total or any of its Subsidiaries in effect on the date hereof and made available to Harris prior to the date hereof, or past severance practices set forth in Section 6.1.6 of the Total Disclosure Schedule), (ii) any increase of benefits payable under such written plans and agreements providing for severance or termination pay in effect on the date hereof, or (iii) the creation of any employment or consulting agreement or the like, except for new hire employees or consultants in the ordinary and usual course of business consistent with past practice whose annual salary does not exceed $100,000 and whose severance does not exceed six (6) months' base salary.

                  6.1.7 COMPENSATION. Neither Total nor any of its Subsidiaries shall (except for salary increases or other employee benefit arrangements in the ordinary and usual course of business consistent with past practice that do not result in a material increase in benefits or compensation expense to Total or any Subsidiary) (i) adopt or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, plan, fund or other arrangement for the benefit or welfare of any employee, (ii) increase in any manner the compensation or fringe benefits of any employee, or (iii) pay or grant any benefit not required by any existing plan or arrangement.

                  6.1.8 INDEBTEDNESS; GUARANTEES; LIENS. Except with respect to transactions between and among Total and any of its Subsidiaries or the endorsement of negotiable instruments in the ordinary and usual course of its business consistent with past practice, neither Total nor any of its Subsidiaries (i) shall incur, assume, or guarantee any indebtedness for money borrowed, (ii) pledge any of the capital stock of any Subsidiary, or (iii) create or allow to be created or suffer to exist any material Lien upon any of their material assets, whether tangible or intangible other than Liens outstanding on the date hereof or pursuant to an agreement in effect on the date hereof.

                  6.1.9 DISCHARGE OF LIABILITIES. Except as set forth in Section
6.1.9 of the Total Disclosure Schedule, Total shall not and shall not permit any Subsidiary to pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted, unasserted, contingent or otherwise), other than payment, discharge or satisfaction in the ordinary and usual course of business consistent with past practice, pursuant to contractual arrangements existing as of the date hereof or as required by Law.

                  6.1.10 DISPOSITION OF ASSETS. Except in the ordinary and usual course of business consistent with past practice or in the case of obsolete or redundant assets, or those requiring replacement, Total shall not and shall not permit any Subsidiary to sell, lease or otherwise dispose of any of its material assets.

                  6.1.11 ACQUISITIONS; MATERIAL AGREEMENTS. Except as permitted by this Agreement, neither Total nor any of its Subsidiaries shall (i) acquire (by merger, consolidation, or acquisition of stock or assets or otherwise) any Person or any equity interest therein, (ii) enter into any contract or agreement, other than in the ordinary and usual course of business consistent with past practice or amend in any material respect any of the Material Agreements, or (iii) authorize any new capital expenditure or expenditures which, individually or in the aggregate, are, or would reasonably be expected to be material to Total.

                  6.1.12 ACCOUNTING PRACTICES; REVALUATION OF ASSETS. Except as may be required as a result of a change in Law or in GAAP, neither Total nor any of its Subsidiaries shall change any of the accounting principles or practices used by it, or revalue in any material respect any of its assets, including, without limitation, writing down revenues or accounts receivable other than in the ordinary and usual course of business consistent with past practice or as required by GAAP.

                  6.1.13 LIQUIDATION. Total shall not and shall not permit any of its Subsidiaries to authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of Total or any of its Subsidiaries.

                  6.1.14 TAX LIABILITIES. Total shall not and shall not permit any of its Subsidiaries to make any material tax elections or settle or compromise any material income tax liability.

                  6.1.15 WAIVERS OF RIGHTS; PREPAYMENTS. Other than in the ordinary and usual course of business consistent with past practice, Total shall not and shall not permit any of its Subsidiaries to waive any material rights or make any payment, direct or indirect, of any material liability of Total or any of the Subsidiaries before the same comes due in accordance with its terms.

                  6.1.16 INSURANCE. Total shall not and shall not permit any of its Subsidiaries to fail to maintain its existing material insurance coverage in effect or, in the event any such coverage shall be terminated or lapse, to the extent available at reasonable cost, procure substantially similar substitute insurance policies that, in all material respects, are in at least such amounts and against such risks as are currently covered by such policies.

                  6.1.17 LABOR AGREEMENTS. Total shall not and shall not permit any of its Subsidiaries to enter into any new collective bargaining agreement or any successor collective bargaining agreement.

                  6.1.18 SETTLEMENTS. Except as set forth in Section 6.1.18 of the Total Disclosure Schedule, neither Total nor any of its Subsidiaries shall settle or compromise any pending or threatened suit, action or claim relating to the transactions contemplated hereby, or settle or compromise any other pending or threatened suit, action or claim in any manner that has a Material Adverse Effect.

                  6.1.19 HINDRANCE OF TAX FREE MERGER. Neither Total nor any of its Subsidiaries shall take any action (including any action otherwise permitted by this Section 6.1) that would prevent or impede the Merger from qualifying as a reorganization under Section 368(a) of the Code.

                  6.1.20 NON-COMPETITION. Neither Total nor any of its Subsidiaries shall enter into any agreement or arrangement that limits or otherwise restricts Total or any of its Subsidiaries or any successor thereto or that would, after the Effective Time, limit or restrict the Surviving Corporation and its affiliates or any successor thereto, from engaging or competing in any line of business or in any geographic area.

                  6.1.21 OTHER AGREEMENTS AND ACTIONS. Except as provided in this Section 6.1, neither Total nor any of its Subsidiaries shall take, propose to take, or agree in writing or otherwise to take, (i) any of the actions described in Sections 6.1.1 through 6.1.20 or, (ii) subject to the terms hereof, any action which would be reasonably likely to result in any of the conditions to the Merger set forth in Section 9 hereof not being satisfied.

         6.2 ACCESS TO INFORMATION. Between the date hereof and the Effective Time, Total will give Harris and its authorized representatives (including counsel, financial advisors and auditors) reasonable access during normal business hours to all employees, offices, and other facilities and to all books and records of Total and its Subsidiaries, and will cause Total's officers and those of its Subsidiaries to furnish Harris with such financial and operating data and other information with respect to the business, properties and personnel of Total and its Subsidiaries as Harris may from time to time reasonably request, provided that no investigation pursuant to this Section 6.2 shall affect or be deemed to modify any of the representations or warranties made by Total in this Agreement.

         6.3 FINANCIAL STATEMENTS. Between the date hereof and the Effective Time, Total shall furnish to Harris, (i) concurrently with the delivery thereof to management, such monthly financial statements and data as Harris may reasonably request and (ii) at the earliest time they are available, such quarterly and annual financial statements as are prepared for Total's SEC filings, which (in the case of this clause (ii)) shall be in accordance with the books and records of Total.

         6.4 NO SOLICITATION.

         (a) Total shall not, nor will Total permit any of its Subsidiaries to, nor will Total authorize or permit any officer, director, employee, or any investment banker, attorney, accountant or other advisor or representative of Total or any of its Subsidiaries to, directly or indirectly, solicit or encourage the initiation of (including by way of furnishing information) any inquiries or proposals regarding any merger, sale of assets, sale of shares of capital stock (including without limitation by way of a tender offer) or similar transactions involving Total or any of its Subsidiaries that if consummated would constitute a Total Alternative Transaction (as defined below) (any of the foregoing inquiries or proposals being referred to herein as a "Total Takeover Proposal"). Nothing contained in this Agreement shall prevent the Total Board at any time prior to the time at which the Required Total Vote shall have been obtained at the Total Stockholders Meeting (or at any adjournment or postponement thereof) (the "Required Total

Vote Time") from (i) furnishing information to a Non-Harris Third Party (as defined below) which has made a bona fide Total Takeover Proposal that is a Superior Total Proposal (as defined below) not solicited in violation of this Agreement, provided that such Non-Harris Third Party has executed an agreement with confidentiality provisions substantially similar to those then in effect between Total and Harris or (ii) subject to compliance with the other terms of this Section 6.4, considering and negotiating a bona fide Total Takeover Proposal that is a Superior Total Proposal not solicited in violation of this Agreement; provided that, as to each of clauses (i) and (ii), the Total Board reasonably determines in good faith (after due consultation with independent counsel, which may be Kramer Levin Naftalis & Frankel LLP) that it is or is reasonably likely to be required to do so in order to discharge properly its fiduciary duties. For purposes of this Agreement, a "Superior Total Proposal" means any proposal made by a Non-Harris Third Party to acquire, directly or indirectly, for consideration consisting of cash and/or securities, all of the equity securities of Total entitled to vote generally in the election of directors or all or substantially all the assets of Total, on terms which the Total Board reasonably believes (after consultation with its financial advisor) to be more favorable from a financial point of view to its stockholders than the Merger, taking into account at the time of determination all factors relating to such proposed transaction deemed relevant by the Total Board, including, without limitation, the financing thereof, the proposed timing thereof and all other conditions thereto and any changes to the financial terms of this Agreement proposed by Harris and Merger Sub; provided, however, that a Superior Total Proposal may be subject to a due diligence review of confidential information and to other customary conditions. "Total Alternative Transaction" means any of
(i) a transaction pursuant to which any Person (or group of Persons) other than Harris or its affiliates (a "Non-Harris Third Party") acquires or would acquire more than 25% of the outstanding shares of any class of equity securities of Total, whether from Total or pursuant to a tender offer or exchange offer or otherwise, (ii) a merger or other business combination involving Total pursuant to which any Non-Harris Third Party acquires more than 25% of the outstanding equity securities of Total or the entity surviving such merger or business combination, (iii) any transaction pursuant to which any Non-Harris Third Party acquires or would acquire control of assets (including for this purpose the outstanding equity securities of Total's Subsidiaries and securities of the entity surviving any merger or business combination, including any of Total's Subsidiaries) of Total or any of its Subsidiaries having a fair market value (as determined by the Total Board in good faith) equal to more than 25% of the fair market value of all the assets of Total and its Subsidiaries, taken as a whole, immediately prior to such transaction, or (iv) any other consolidation, business combination, recapitalization or similar transaction involving Total or any "Significant Subsidiary" (as defined in Rule 1-02 under Regulation S-X) other than the transactions contemplated by this Agreement; PROVIDED, HOWEVER, that the term Total Alternative Transaction shall not include any acquisition of securities in connection with arbitrage activities. Notwithstanding anything to the contrary contained in this Section 6.4 or elsewhere in this Agreement, prior to the Effective Time, the Total Board may, in connection with a possible Total Takeover Proposal, refer any Non-Harris Third Party to this Section 6.4 and
Section 9.1 and make a copy of this Section 6.4 and Section 9.1 available to a Non-Harris Third Party.

         (b) Total shall notify Harris and Merger Sub as promptly as practicable (but in no case later than 24 hours) after receipt of any Total Takeover Proposal, or any modification of or amendment to any Total Takeover Proposal, or any request for nonpublic information relating to Total or any of its Subsidiaries in connection with a Total Takeover Proposal or for access to the properties, books or records of Total or any of its Subsidiaries by any Person that informs the Total Board that it is considering making, or has made, a Total Takeover Proposal. Such notice to Harris and Merger Sub shall be made orally and in writing, and shall indicate the identity of the Person making the Total Takeover Proposal or intending to make the Total Takeover Proposal or requesting non-public information or access to the books and records of Total, the terms of any such Total Takeover Proposal or modification or amendment to a Total Takeover Proposal, and whether Total is providing or intends to provide the Person making the Total Takeover Proposal with access to information concerning Total as provided in Section 6.4(a). Total shall also promptly notify Harris and Merger Sub, orally and in writing, if it enters into negotiations concerning any Total Takeover Proposal.

         (c) Except as set forth in this Section 6.4, neither the Total Board nor any committee thereof shall (i) withdraw or modify, or indicate publicly its intention to withdraw or modify, in a manner adverse to Harris, the approval or recommendation by the Total Board or such committee of the Merger, (ii) approve or recommend, or indicate publicly its intention to approve or recommend, any Total Takeover Proposal, or (iii) cause Total to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement (each, a "Total Acquisition Agreement") related to any Total Takeover Proposal. Notwithstanding the foregoing, in the event that prior to the Required Total Vote Time the Total Board determines in good faith, with the advice of outside counsel, that the failure to do so could reasonably be determined to be a breach of its fiduciary duties to Total's stockholders under applicable law, the Total Board may (subject to this and the following sentences) approve or recommend a Superior Total Proposal and, in connection therewith, withdraw or modify its approval or recommendation of the Merger and/or terminate this Agreement (and concurrently with or after such termination, if it so chooses, cause Total to enter into any Total Acquisition Agreement with respect to any Superior Total Proposal), but only at a time that is after the third business day following Harris' receipt of written notice advising Harris that the Total Board has received a Superior Total Proposal and, in the case of any previously received Superior Total Proposal that has been materially modified or amended, such modification or amendment, and specifying the material terms and conditions of such Superior Total Proposal, modification or amendment.

         (d) Nothing contained in this Section 6.4 shall prohibit Total from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to Total's stockholders if, in the good faith judgment of the Total Board, with the advice of outside counsel, failure to so disclose could reasonably be determined to be a breach of its fiduciary duties to Total's stockholders under applicable law; PROVIDED, HOWEVER, that neither Total nor the Total Board nor any committee thereof shall, except as permitted by Section 6.4(c), withdraw or modify, or indicate publicly its intention to withdraw or modify, its position with respect to this Agreement or the Merger or approve or recommend, or indicate publicly its intention to approve or recommend, a Total Takeover Proposal.

         (e) Total shall immediately cease and cause to be terminated any existing discussions or negotiations with any Persons (other than Harris) conducted heretofore with respect to any of the foregoing. Total agrees not to release any Non-Harris Third Party (i) from the confidentiality provisions of, or, (ii) except with respect to a party to whom the Total Board is permitted to furnish information or with whom the Total Board is permitted to negotiate pursuant to Section

6.4(a), from the standstill provisions of, any agreement to which Total is a party. Total shall advise its officers and directors and any investment banker or attorney retained by Total in connection with the transactions contemplated by this Agreement of the restrictions set forth in this Section 6.4.

         6.5 CERTAIN CONSENTS. Total shall make all commercially reasonable and diligent efforts to obtain prior to the Closing Date such agreements, consents, waivers, or other actions as may be necessary to allow the Surviving Corporation to continue to receive the benefits of the agreements set forth in Section 9.2.4 of the Total Disclosure Schedules after the Closing Date; provided, however, that the actual receipt of such agreements, consents, waivers or other actions shall not be a condition to closing.

SECTION 7 - COVENANTS OF HARRIS

         7.1 CONDUCT OF BUSINESS OF HARRIS. During the period from the date of this Agreement through and including the Effective Time, except as specifically contemplated by this Agreement or as set forth in Section 7.1 of the Harris Disclosure Schedule, (i) Harris shall consult with the Integration Committee regarding any matter covered by subsections 7.1.1 through 7.1.10 (inclusive), 7.1.11(ii), 71.12 through 7.1.16 (inclusive), and 7.1.21(i) to the extent that it relates to another subsection enumerated in this subclause (i), and shall comply with such subsections unless otherwise consented to or approved in writing by Total (which consent or approval shall not be unreasonably withheld),
(ii) Harris shall consult with the Integration Committee regarding any matter covered by subsections 7.1.18, 7.1.19, and 7.1.20, and (iii) Harris shall comply with subsections 7.1.11(i), 7.1.17, 7.1.21(i) to the extent that it relates to another subsection enumerated in this subclause (ii), and 7.1.21(ii) unless otherwise consented to or approved in writing by Total:

                  7.1.1 ORDINARY COURSE. The business of Harris and each of its Subsidiaries shall be conducted only in, and Harris and each of its Subsidiaries shall not take any action except in, the ordinary and usual course of business, consistent with past practice.

                  7.1.2 ORGANIZATIONAL DOCUMENTS. Neither Harris nor any of its Subsidiaries shall make or propose any change or amendment in its Organizational Documents except in connection with an acquisition (by merger, consolidation, or acquisition of stock or assets or otherwise) of any Person or any equity interest therein permitted by Section 7.1.9.

                  7.1.3 SECURITIES. Neither Harris nor any of its Subsidiaries shall issue or sell, or authorize the issuance or sale of, any shares of its capital stock or any of its other securities or issue any securities convertible into or exchangeable for, or options, warrants to purchase, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or enter into any contract, understanding or arrangement with respect to the issuance of, any shares of its capital stock or any of its other securities, or enter into any arrangement involving stock appreciation rights or the like, or enter into any arrangement or contract with respect to the purchase or voting of shares of its capital stock or adjust, split, combine or reclassify any of its securities, or make any other changes in its capital structure; provided, however, that (i) Harris may issue shares of its common stock pursuant to the terms of vested and currently exercisable stock options, (ii) Harris may grant options in the ordinary course under the Incentive Plan, and

(iii) Harris may issue not more than 1,000,000 shares of its common stock in connection with acquisitions of going concern businesses.

                  7.1.4 DISTRIBUTIONS. Harris shall not declare, pay or make any dividend or other distribution or payment with respect to, or purchase, redeem or otherwise acquire, any shares of its capital stock (except to the extent necessary to meet minimum tax withholding obligations in connection with the exercise of stock options) or otherwise make any payments to stockholders in their capacity as stockholders.

                  7.1.5 RELATIONSHIPS. Harris shall, and shall cause each of its Subsidiaries to, use all reasonable commercial efforts to preserve intact the business organization of Harris and each of its Subsidiaries, to keep available the services of its and their present officers and key employees, and to preserve the relationships and good will of customers, suppliers, and others having business relationships with it and its Subsidiaries such that there shall be no impairment in their ongoing businesses that has a Material Adverse Effect.

                  7.1.6 INDEBTEDNESS; GUARANTEES; LIENS. Except with respect to transactions between and among Harris and any of its Subsidiaries, the endorsement of negotiable instruments in the ordinary and usual course of its business consistent with past practice, or in connection with an acquisition (by merger, consolidation, or acquisition of stock or assets or otherwise) of any Person or any equity interest therein, neither Harris nor any of its Subsidiaries (i) shall incur, assume, or guarantee any material indebtedness for money borrowed, (ii) pledge any of the capital stock of any Subsidiary, or (iii) create or allow to be created or suffer to exist any material Lien upon any of their material assets, whether tangible or intangible other than Liens outstanding on the date hereof or pursuant to an agreement in effect on the date hereof.

                  7.1.7 DISCHARGE OF LIABILITIES. Harris shall not and shall not permit any Subsidiary to pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted, unasserted, contingent or otherwise), other than payment, discharge or satisfaction in the ordinary and usual course of business consistent with past practice, pursuant to contractual arrangements existing as of the date hereof or as required by Law.

                  7.1.8 DISPOSITION OF ASSETS. Except in the ordinary and usual course of business consistent with past practice or in the case of obsolete or redundant assets, or those requiring replacement, Harris shall not and shall not permit any Subsidiary to sell, lease or otherwise dispose of any of its material assets.

                  7.1.9 ACQUISITIONS; MATERIAL AGREEMENTS. Except as permitted by this Agreement or as set forth in Section 7.1.9 of the Harris Disclosure Schedules, neither Harris nor any of its Subsidiaries shall (i) acquire (by merger, consolidation, or acquisition of stock or assets or otherwise) any Person or any equity interest therein, (ii) enter into any contract or agreement, other than in the ordinary and usual course of business consistent with past practice or amend in any material respect any of the Material Agreements, or (iii) authorize any new capital expenditure or expenditures which, individually or in the aggregate, are, or would reasonably be expected to be material to Harris.

                  7.1.10 ACCOUNTING PRACTICES; REVALUATION OF ASSETS. Except as may be required as a result of a change in Law or in GAAP, neither Harris nor any of its Subsidiaries shall change any of the accounting principles or practices used by it, or revalue in any material respect any of its assets, including, without limitation, writing down revenues or accounts receivable other than in the ordinary and usual course of business consistent with past practice or as required by GAAP.

                  7.1.11 LIQUIDATION. Harris shall not (i) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of Harris, and (ii) permit any of its Subsidiaries to authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of any of such Subsidiaries.

                  7.1.12 TAX LIABILITIES. Harris shall not and shall not permit any of its Subsidiaries to make any material tax elections or settle or compromise any material income tax liability.

                  7.1.13 WAIVERS OF RIGHTS; PREPAYMENTS. Other than in the ordinary and usual course of business consistent with past practice, Harris shall not and shall not permit any of its Subsidiaries to waive any material rights or make any payment, direct or indirect, of any material liability of Harris or any of the Subsidiaries before the same comes due in accordance with its terms.

                  7.1.14 INSURANCE. Harris shall not and shall not permit any of its Subsidiaries to fail to maintain its existing material insurance coverage in effect or, in the event any such coverage shall be terminated or lapse, to the extent available at reasonable cost, procure substantially similar substitute insurance policies that, in all material respects, are in at least such amounts and against such risks as are currently covered by such policies.

                  7.1.15 LABOR AGREEMENTS. Harris shall not and shall not permit any of its Subsidiaries to enter into any new collective bargaining agreement or any successor collective bargaining agreement.

                  7.1.16 SETTLEMENTS. Neither Harris nor any of its Subsidiaries shall settle or compromise any pending or threatened suit, action or claim relating to the transactions contemplated hereby, or settle or compromise any other pending or threatened suit, action or claim in any manner that has a Material Adverse Effect.

                  7.1.17 HINDRANCE OF TAX FREE MERGER. Neither Harris nor any of its Subsidiaries shall take any action (including any action otherwise permitted by this Section 7.1) that would prevent or impede the Merger from qualifying as a reorganization under Section 368(a) of the Code.

                  7.1.18 NON-COMPETITION. Neither Harris nor any of its Subsidiaries shall enter into any agreement or arrangement that limits or otherwise restricts Harris or any of its Subsidiaries or any successor thereto or that would, after the Effective Time, limit or restrict the Surviving Corporation and its affiliates or any successor thereto, from engaging or competing in any line of business or in any geographic area.

                  7.1.19 SEVERANCE; EMPLOYMENT AGREEMENTS. Except with prior approval of the Integration Committee, and except as may be required by applicable Law, neither Harris nor any of its Subsidiaries shall take any action with respect to (i) the grant of any severance or termination pay (otherwise than pursuant to written plans or agreements of Harris or any of its Subsidiaries in effect on the date hereof and made available to Total prior to the date hereof, (ii) any increase of benefits payable under such written plans and agreements providing for severance or termination pay in effect on the date hereof, or (iii) the creation of any employment or consulting agreement or the like, except for new hire employees or consultants in the ordinary and usual course of business consistent with past practice whose annual salary does not exceed $100,000 and whose severance does not exceed six (6) months' base salary.

                  7.1.20 COMPENSATION. Except with prior approval of the Integration Committee, neither Harris nor any of its Subsidiaries shall (except for salary increases or other employee benefit arrangements in the ordinary and usual course of business consistent with past practice that do not result in a material increase in benefits or compensation expense to Harris or any Subsidiary) (i) adopt or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, plan, fund or other arrangement for the benefit or welfare of any employee, (ii) increase in any manner the compensation or fringe benefits of any employee, or (iii) pay or grant any benefit not required by any existing plan or arrangement.

                  7.1.21 OTHER AGREEMENTS AND ACTIONS. Except as provided in this Section 7.1, neither Harris nor any of its Subsidiaries shall (i) take, propose to take, or agree in writing or otherwise to take, any of the actions described in Sections 7.1.1 through 7.1.20 inclusive, or, (ii) subject to the terms hereof, any action which would be reasonably likely to result in any of the conditions to the Merger set forth in Section 9 hereof not being satisfied.

         7.2 ACCESS TO INFORMATION. Between the date hereof and the Effective Time, Harris will give Total and its authorized representatives (including counsel, financial advisors and auditors) reasonable access during normal business hours to all employees, offices, and other facilities and to all books and records of Harris and its Subsidiaries, and will cause Harris' officers and those of its Subsidiaries to furnish Total with such financial and operating data and other information with respect to the business, properties and personnel of Harris and its Subsidiaries as Total may from time to time reasonably request, provided that no investigation pursuant to this Section 7.2 shall affect or be deemed to modify any of the representations or warranties made by Harris in this Agreement.

         7.3 FINANCIAL STATEMENTS. Between the date hereof and the Effective Time, Harris shall furnish to Total, (i) concurrently with the delivery thereof to management, such monthly financial statements and data as Total may reasonably request and (ii) at the earliest time they are available, such quarterly and annual financial statements as are prepared for Harris' SEC filings, which (in the case of this clause (ii)) shall be in accordance with the books and records of Harris.

         7.4 LISTING OF STOCK. Harris shall use its reasonable best efforts to cause the Harris Shares to be issued as Merger Consideration and upon the exercise of the Assumed Stock Options to be approved for listing on the Nasdaq National Market System on or prior to the Closing Date, subject to official notice of issuance.

         7.5 RULE 144 REPORTING. From and after the Effective Time, unless and until each "affiliate" of Total (as such term is defined for purposes of paragraphs (c) and (d) of Rule 145 under the Securities Act) has disposed of all the Harris Shares received by it as Merger Consideration, or such shares are permitted to be resold pursuant to Rule 145(d)(3) under the Securities Act, Harris shall use all reasonable best efforts to make and keep "available adequate current public information" (as those terms are understood and defined in Rule 144 under the Securities Act) with respect to Harris and, upon any reasonable request by such an affiliate, provide a statement as to such availability.

         7.6 AMENDMENT OF 401(K) PLAN. Harris shall amend the Harris Interactive Inc. 401(k) Plan, effective as of the Effective Time, to be a non-standardized form of prototype plan and shall exclude Total employees from participation under such plan. Notwithstanding the foregoing, Harris may, after the Effective Time, amend the Harris Interactive Inc. 401(k) Plan to permit participation by Total employees, whether as part of the unified program of employee benefits pursuant to Section 8.14.2 hereof, or otherwise.

SECTION 8 - ADDITIONAL AGREEMENTS

         8.1 SEC MATTERS.

                  8.1.1 PREPARATION OF S-4 AND THE JOINT PROXY
STATEMENT/PROSPECTUS. Harris and Total will, as promptly as practicable, jointly prepare and file with the SEC preliminary proxy materials which shall constitute the Joint Proxy Statement/Prospectus in connection with the respective votes of the stockholders of Total and Harris with respect to the Merger, and if the parties so agree at the time, the S-4. Harris and Total will, and will cause their accountants and lawyers to, use all reasonable best efforts to have or cause the S-4 declared effective as promptly as practicable after filing with the SEC, including, without limitation, causing their accountants to deliver necessary or required instruments such as opinions, consents and certificates. Harris shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified or filing a general consent to service of process) required to be taken under any applicable state securities laws in connection with the issuance of Harris Shares in the Merger, and Total shall furnish all information concerning Total and the holders of Total Shares as may be reasonably requested by Harris in connection with any such action and the preparation, filing and distribution of the Joint Proxy Statement/Prospectus. No filing of, or amendment or supplement to, the S-4 will be made by Harris, and no filing of, or amendment or supplement to the Joint Proxy Statement/Prospectus will be made by Total, in each case without providing the other party a reasonable opportunity to review and comment thereon. If at any time prior to the Stockholder Meetings any information relating to Total or Harris, or any of their respective affiliates, directors or officers, should be discovered by Total or Harris which should be set forth in an amendment or supplement to either the S-4 or the Joint Proxy Statement/Prospectus, so that either such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other party hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the stockholders of Total and Harris, respectively. The parties shall notify each other promptly of the receipt of any comments from the SEC or the staff of the

SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Joint Proxy Statement/Prospectus or the S-4 or for additional information and shall supply each other with copies of (i) all correspondence between it or any of its representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand, with respect to the Joint Proxy Statement/Prospectus, the S-4 or the Merger and (ii) all orders of the SEC relating to the S-4, and will take any other action required or necessary to be taken under federal or state securities Laws or otherwise in connection with the registration process. Total and Harris each will use its reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be mailed to its respective stockholders at the earliest practicable date.

                  8.1.2 COMPLIANCE. Harris and Total each shall comply in all material respects with the Securities Act and the Exchange Act in all matters related to this Agreement and the Merger, including the requirement that all public written communications with security holders and the markets related to the Merger be filed with the SEC no later than the date of first use and include all required legends and information enumerated in Rule 165 of the Securities Act and Rule 14a-12 under the Exchange Act.

         8.2 LETTER FROM ACCOUNTANTS. If the parties so request, within 30 days prior to the Effective Time, each of Total and Harris shall use all reasonable best efforts to cause to be delivered to the other a letter of their respective independent auditors, dated a date within two business days before the date on which the S-4 shall become effective and addressed to the other, in form and substance reasonably satisfactory to the other and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4.

         8.3 MEETINGS OF STOCKHOLDERS.

                  8.3.1 TOTAL MEETING.

         (a) Total shall take all lawful action to (i) cause a special meeting of its stockholders to be duly called and held as soon as practicable after the date of this Agreement for the purpose of voting on the adoption of this Agreement, and (ii) solicit proxies from its stockholders to obtain the Required Total Vote with respect to such adoption.

         (b) The Total Board shall recommend adoption of this Agreement by Total's stockholders and, except as permitted by Section 6.4, the Total Board shall not withdraw, amend or modify in a manner adverse to Harris such recommendation (or announce publicly its intention to do so) notwithstanding (i) the making of any Total Alternative Transaction, or (ii) any determination by the Total Board, at any time subsequent to the adoption of this Agreement and of the Merger by Total stockholders, that this Agreement or the Merger is no longer advisable.

                  8.3.2 HARRIS MEETING. Harris shall take all lawful action to
(i) cause a special meeting of its stockholders to be duly called and held as soon as practicable after the date of this Agreement for the purpose of voting on the adoption of the Merger pursuant to the agreement of merger (within the meaning of Section 251 of the Corporation Law) contained in this Agreement, and
(ii) solicit proxies from its stockholders to obtain the Required Harris Vote with respect to such adoption. The Harris Board shall recommend approving the issuance of the

Harris Shares to the Total stockholders in the Merger and the Harris Board shall not withdraw, amend or modify in a manner adverse to Total such recommendation (or announce publicly its intention to do so) notwithstanding any determination by the Harris Board, at any time subsequent to adoption of the Agreement and of the Merger, that this Agreement or the Merger is no longer advisable.

         8.4 REASONABLE BEST EFFORTS.

                  8.4.1 REASONABLE EFFORTS. Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the transactions contemplated by this Agreement. Subject to the terms and conditions of this Agreement, if at any time prior to the Effective Time, any further action is necessary or desirable to consummate more effectively the actions contemplated by this Agreement, at the request of the other party hereto and at the expense of the party so requesting, Harris, on the one hand, and Total, on the other hand, shall execute and deliver to such requesting party such documents and take such other action as such requesting party may reasonably request.

                  8.4.2 LITIGATION. In the event any action, suit, claim, investigation or other proceeding relating to this Agreement, the Merger or the other transactions contemplated hereby shall be commenced, each of the parties hereto agrees (subject to the fiduciary obligations of the respective Harris Board and Total Board under applicable law as advised by independent legal counsel) to cooperate with each other party hereto and to use its commercially reasonable best efforts to respond to and to defend vigorously against such proceeding.

                  8.4.3 FILINGS/CONSENTS. Total and Harris shall cooperate with one another (i) in connection with the preparation of disclosure and offering documents, (ii) in determining whether any other action by or in respect of, or filing with, any Governmental Entity or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts in connection with the consummation of the transactions contemplated by this Agreement, and (iii) in seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith, and seeking timely to obtain any such actions, consents, approvals or waivers (including as may be required under Section 8.5).

         8.5 ANTITRUST MATTERS. Each of Harris and Total shall make all reasonable best efforts to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under any Antitrust Law including without limitation Hart-Scott.

                  8.5.1 COOPERATION. Each of Harris and Total shall, in connection with the efforts to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under any Antitrust Law, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, and (ii) keep the other party informed in all material respects of any material communication received by such party from, or given by such party to, any Governmental Entity (including the FTC and the DOJ) and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby, and (iii) permit the other party to review any material communication given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any such other Governmental Entity or, in connection with any proceeding by a private party, with any other person, and to the extent permitted by the FTC, the DOJ or such other applicable Governmental Entity or other person, give the other party the opportunity to attend and participate in such meetings and conferences.

                  8.5.2 PROCEEDINGS. In furtherance and not in limitation of the covenants of the parties contained in this Section 8.5, each of Harris and Total shall use its reasonable best efforts to resolve such objections if any, as may be asserted by a Governmental Entity or other person with respect to the transactions contemplated hereby under any Antitrust Law. In connection with the foregoing, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any Antitrust Law, each of Harris and Total shall cooperate in all respects with each other and use its respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 8.5 shall (i) limit a party's right to terminate this Agreement pursuant to Section 10 so long as such party has theretofore complied in all material respects with its obligations under this Section 8.5, or (ii) require Harris to (x) enter into any "hold-separate" agreement or other agreement with respect to the disposition of any assets or businesses of Harris or any of its Subsidiaries or Total or any of its Subsidiaries in order to obtain clearance from the FTC or DOJ or any other Governmental Entity in order to proceed with the consummation of the transactions contemplated hereby, where such disposition would reasonably be expected to have a Material Adverse Effect on Harris or the Surviving Corporation or (y) consummate the transactions contemplated hereby in the event that any consent, approval or authorization of any Governmental Entity obtained or sought to be obtained in connection with this Agreement is conditioned upon the imposition of any other significant restrictions upon, or the making of any material accommodation (financial or otherwise) in respect of the transactions contemplated hereby or the conduct of the business of the Surviving Corporation (including any agreement not to compete in any geographic area or line of business) or results, or would result in, the abrogation or diminishment of any authority or license granted by any Governmental Entity, where such restrictions, accommodation, abrogation or diminishment would reasonably be expected to have a Material Adverse Effect on Harris or the Surviving Corporation.

         8.6 PUBLIC ANNOUNCEMENTS. Neither Harris nor Total will issue any press release or otherwise make any public statements with respect to the transactions contemplated by this Agreement, including the Merger, without the prior consent of the other; provided, however, that either party may issue a press release or make public statements with respect to the transactions contemplated by this Agreement as may be required by applicable Law or Nasdaq Marketplace Rules, as determined in good faith by Harris or Total, as the case may be provided that, if and to the extent reasonably practical, such party consults with the other before issuing such press release or otherwise making such public statement.

         8.7 INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE.

                  8.7.1 ORGANIZATIONAL DOCUMENTS OF SURVIVING CORPORATION. The provisions with respect to indemnification contained in the Organizational Documents of the Surviving Corporation shall contain provisions with respect to indemnification no less favorable than those set forth in the Organizational Documents of Total on the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of individuals who at any time prior to the Effective Time were directors or officers of Total in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement), unless such modification is required by Law.

                  8.7.2 INDEMNITY. From and after the Effective Time, Harris and the Surviving Corporation shall indemnify, defend and hold harmless the present and former officers and directors of Total (collectively, the "Indemnified Parties") against all losses, expenses, claims, damages, liabilities or amounts that are paid in settlement of, with the approval of the Surviving Corporation (which approval shall not unreasonably be withheld), or otherwise incurred in connection with any claim, action, suit, proceeding or investigation (a "Claim"), based in whole or in part by reason of the fact that such person is or was a director or officer of Total and arising out of actions, events or omissions occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement), in each case to the full extent permitted under Law or in any applicable contract or agreement (and shall pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the fullest extent permitted under Law, upon receipt from the Indemnified Party to whom expenses are advanced of the undertaking to repay such advances contemplated by Section 145(e) of the Corporation Law), which rights pursuant to such provisions shall survive the Merger and continue in full force and effect after the Effective Time.

                  Without limiting the foregoing, in the event any Claim is brought against any Indemnified Party (whether arising before or after the Effective Time) after the Effective Time (i) the Indemnified Parties may retain independent legal counsel satisfactory to them, provided that such other counsel shall be reasonably acceptable to the Surviving Corporation, (ii) the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received and (iii) the Surviving Corporation will use its reasonable best efforts to assist in the vigorous defense of any such matter, provided that the Surviving Corporation shall not be liable for any settlement of any Claim effected without its written consent, which consent shall not be unreasonably withheld. Any Indemnified Party wishing to claim indemnification under this Section 8.7 upon learning of any such Claim shall promptly notify the Surviving Corporation (although the failure so to notify the Surviving Corporation shall not relieve the Surviving Corporation from any liability that the Surviving Corporation may have under this Section 8.7, except to the extent such failure materially prejudices the Surviving Corporation's position with respect to such Claim), and shall deliver to the Surviving Corporation the undertaking contemplated by Section 145(e) of the Corporation Law. The Indemnified Parties as a group may retain no more than one law firm (in addition to local counsel) to represent them with respect to each such matter unless there is, under applicable standards of professional conduct (as determined by counsel to the Indemnified Parties), an actual conflict between the interests of any two or more Indemnified Parties, in which event such additional counsel as may be required may be retained by the Indemnified Parties.

                  8.7.3 DIRECTOR'S AND OFFICER'S INSURANCE. For a period of six years after the Effective Time, Harris and the Surviving Corporation shall cause to be maintained in effect the liability insurance policies for directors and officers that are currently maintained by Total with respect to Claims arising from facts or events that occurred before the Effective Time (provided that Harris may substitute therefor policies of at least the same coverage and amounts containing terms and conditions that are no less advantageous in any material respect to the Indemnified Parties). Notwithstanding the foregoing, Harris shall not be required to pay an annual premium for such insurance in excess of 200% of the last annual premium paid by Total prior to the date hereof, but in such case shall purchase as much coverage as possible for such amount.

                  8.7.4 FINAL ORDERS. Total and Harris shall have no obligation under this Section 8.7 to any Indemnified Party when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non-appealable, that indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law. In the event that it shall be determined in a final and non-appealable judicial proceeding that a person who has received advance payments of expenses or putative indemnification sums pursuant to this Section 8.7 shall not be entitled to indemnification hereunder such person shall repay to Harris or Total, as the case may be, all such expenses and sums promptly following such determination.

                  8.7.5 THIRD PARTY BENEFICIARIES. Each Indemnified Party shall have rights as a third party beneficiary under this Section 8.7 as separate contractual rights for his or her benefit and such right shall be enforceable by such Indemnified Party, its heirs and personal representatives and shall be binding on Harris and the Surviving Corporation and its successors and assigns.

         8.8 NOTIFICATION. Each of Total and Harris shall, upon obtaining knowledge of any of the following, give prompt notice to the other, of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any condition to the obligations of any party to effect the transactions contemplated hereby not to be satisfied, (ii) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by it or any of its Subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any Material Agreement that would reasonably be expected to have a Material Adverse Effect on the applicable party, (iii) any notice or other communication from any Governmental Entity in connection with the Merger, (iv) any actions, suits, claims, investigations or other proceedings (or communications indicating that the same may be contemplated) commenced or threatened against the applicable party or any of its Subsidiaries which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Sections 4.5, 4.11, 5.5, and 5.11 respectively, or which relate to the consummation of the Merger, (v) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, or (vi) any event or occurrence that is, or would reasonably be likely to be, a Material Adverse Effect with respect to such party; provided, however, that the delivery of any notice pursuant to this Section 8.8 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice; and PROVIDED FURTHER that failure to give such notice shall not be treated as a breach of the Agreement for the purposes of Sections 9.2.2, 9.3.2, 10.3.1 or 10.4.1 unless the failure to give such notice results in material prejudice to the other party.

         8.9 AFFILIATES. Section 8.9 of the Total Disclosure Schedule sets forth a list of all persons who are, and all persons who to Total's knowledge will be at the Total Stockholders Meeting, "affiliates" of Total for purposes of Rule 145 under the Securities Act and applicable SEC rules. Total will cause such lists to be updated promptly through the Total Stockholders Meeting. Total shall use its reasonable best efforts to cause each of its "affiliates" to deliver to Harris at or prior to the Total Stockholders Agreement either a Voting Agreement as described in Section 4.25 or a written agreement substantially in the form attached as EXHIBIT A.

         8.10 TAKEOVER STATUTES. If any "moratorium", "control share", "fair price", "affiliate transaction", "business combination" or other antitakeover Law is or may become applicable to the Merger, each of Harris and Total shall take such actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such Law on the Merger.

         8.11 TAX TREATMENT. Each of Harris, Merger Sub and Total shall use its best efforts to cause the Merger to qualify, and will not take or fail to take any actions which could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code. To the extent required by the Code or the regulations thereunder, Harris shall, and shall cause the Surviving Corporation to report the Merger for income tax purposes as a reorganization within the meaning of Section 368(a) of the Code.

         Harris shall include as an exhibit to the S-4 tax opinions of Harris Beach LLP and Kramer Levin Naftalis & Frankel LLP, in form and substance reasonably satisfactory to Harris and to Total, on the basis of customary representations, warranties and covenants of Harris, Total and their respective affiliates and assumptions set forth in such opinions, to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and that each of Harris, Merger Sub and Total will be a party to the reorganization within the meaning of Section 368(b) of the Code.

         Each of Harris and Total shall make, and shall cause their affiliates to make, such representations, warranties and covenants as shall be requested reasonably in the circumstances by Harris Beach LLP and Kramer Levin Naftalis & Frankel LLP in order for such firms to render their opinions referred to above and in Section 9.1.6.

         8.12 INTEGRATION COMMITTEE. Upon the execution of this Agreement, the parties agree that they will establish an integration committee (the "Integration Committee") comprised of Thomas D. Berman, Gordon S. Black,

David Brodsky, James R. Riedman, and Howard L. Shecter whose purpose and power shall be overseeing the integration of Harris and Total and addressing the matters described in Sections 6.1 and 7.1 of this Agreement.

         8.13 DIRECTOR RE-ELECTION. Subject to the applicable fiduciary obligations of the Harris Board and in the case of Albert Angrisani, subject to his continued employment by Harris at the time of re-nomination, Harris shall use its best efforts to have the Expansion Directors nominated for re-election at the next upcoming Harris annual stockholders meeting at which such individual's class is up for re-election.

         8.14 EMPLOYEE BENEFITS.

                  8.14.1 CONTINUATION OF BENEFITS. From the Effective Time through the time that the unified program of employee benefits is implemented as contemplated by Section 8.14.2, (the "Benefits Continuation Period"), the Surviving Corporation shall provide each person who, as of the Effective Time, is an employee of Total or a Subsidiary of Total (a "Total Employee") with salary, bonus opportunity and other employee benefits that are no less favorable than those provided to such Total Employee immediately prior to the Effective Time; provided, however, that subject to the foregoing, the Surviving Corporation shall have the right to amend any Total Benefit Plans in effect as of the Effective Time.

                  8.14.2 UNIFIED BENEFIT PROGRAM. During the six-month period following the Effective Time, the Harris Board shall develop and implement a unified program of employee benefits that will provide equivalent employee benefits to all similarly situated employees of Harris and its Subsidiaries, including the Surviving Corporation.

SECTION 9 - CONDITIONS TO CONSUMMATION OF THE MERGER

         9.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE MERGER. The respective obligations of each party to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any or all of which may be waived in whole or in part by the party being benefited thereby, to the extent permitted by applicable Law:

                  9.1.1 CONSENTS OF STOCKHOLDERS. The agreement of merger (within the meaning of Section 251 of the Corporation Law) contained within this Agreement shall have been approved and adopted by the Required Total Vote and the Required Harris Vote.

                  9.1.2 NO RESTRAINT. No Governmental Entity shall have enacted, issued, or enforced any Law (including any decree, injunction, or order) that materially restricts or prohibits the consummation of the Merger, and no Governmental Entity shall have instituted any judicial or administrative proceeding which continues to be pending seeking to materially restrict or prohibit consummation of the Merger.

                  9.1.3 CONSENTS. All authorizations, consents, orders, or approvals of, and all expirations of any waiting periods imposed by any Governmental Entity that are necessary for consummation of the Merger, other than immaterial consents the failure to obtain which would not have a Material Adverse Effect on the Surviving Corporation, shall have been obtained and shall be in full force and effect at the Effective Time.

                  9.1.4 REGISTRATION. The S-4 shall have been declared effective by the SEC and shall be effective under the Securities Act at the Effective Time, and no stop order suspending effectiveness shall have been issued, no action, suit, proceeding or investigation by the SEC to suspend the effectiveness thereof shall have been initiated and be continuing, and all necessary approvals under state securities Laws relating to the issuance of the Harris common stock which constitutes the Merger Consideration shall have been received.

                  9.1.5 LISTING OF HARRIS STOCK. The Harris common stock required to be issued as Merger Consideration hereunder and upon the exercise of the Assumed Stock Options shall have been approved for listing on the Nasdaq National Markets System, subject only to official notice of issuance.

                  9.1.6 TAX OPINIONS. Total shall have received a written opinion of Kramer Levin Naftalis & Frankel LLP, and Harris shall have received a written opinion of Harris Beach LLP, in form and substance reasonably satisfactory to Harris and Total, delivered as of the date of the Effective Time and on the basis of customary representations, warranties and covenants of Harris, Total and their affiliates and assumptions set forth in such opinions, to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and that each of Harris, Merger Sub and Total will be a party to the reorganization within the meaning of Section 368(b) of the Code.

         9.2 CONDITIONS TO THE OBLIGATIONS OF HARRIS. The obligations of Harris to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following additional conditions, any or all of which may be waived in whole or part by Harris to the extent permitted by applicable Law:

                  9.2.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Total contained herein that are qualified by Material Adverse Effect, shall have been true and, the representations and warranties that are not so not qualified, shall have been true, except where the failure to be true does not have, and is not reasonably expected to have, a Material Adverse Effect on Total, in each case when made and on and as of the Effective Time as though made on and as of the Effective Time (except for (i) changes contemplated by this Agreement, including Section 6.1, and (ii) representations and warranties made as of a specified date, which need be true, or true as qualified above, as the case may be, only as of the specified date).

                  9.2.2 PERFORMANCE. Total shall have performed or complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of the Effective Time; provided, however, that unless Total knowingly breaches Section 6.1.21, Total shall be deemed to have complied with Section 6.1.21 unless the failure to comply with such section also results in the failure of the condition set forth in Section 9.2.1.

                  9.2.3 OFFICER'S CERTIFICATE. Total shall have delivered to Harris a certificate of Total, dated the date of the Closing, signed by the Chief Executive Officer or President of Total, certifying as to the fulfillment of the conditions specified in Sections 9.2.1 and 9.2.2.

                  9.2.4 CONSENTS. All material authorizations, consents or approvals of a Governmental Entity (other than those specified in Section 9.1.3 hereof) required to be obtained by Total for the lawful execution and delivery of this Agreement and the performance of Total's obligations hereunder, shall have been made or obtained (without any limitation, restriction or condition that has or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Surviving Corporation), except for such authorizations, consents or approvals, the failure of which to have been made or obtained does not, and would not reasonably be expected to, have individually or in the aggregate, a Material Adverse Effect on the Surviving Corporation. Except as set forth in Section 9.2.4 of the Total Disclosure Schedule, all material authorizations, consents or approvals of any other Person with respect to any Material Agreement of Total required such that the execution and delivery of this Agreement and the performance of the obligations hereunder do not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Surviving Corporation, shall have been made or obtained (without any limitation, restriction or condition that has or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Surviving Corporation).

         9.3 CONDITIONS TO THE OBLIGATIONS OF TOTAL. The obligations of Total to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any or all of which may be waived in whole or in part by Total to the extent permitted by applicable Law:

                  9.3.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Harris contained herein that are qualified by Material Adverse Effect, shall have been true and, the representations and warranties that are not so not qualified, shall have been true, except where the failure to be true does not have, and is not reasonably expected to have, a Material Adverse Effect on Harris, in each case when made and on and as of the Effective Time as though made on and as of the Effective Time (except for (i) changes contemplated by this Agreement, including Section 7.1, and (ii) representations and warranties made as of a specified date, which need be true, or true as qualified above, as the case may be, only as of the specified date).

                  9.3.2 PERFORMANCE. Harris shall have performed or complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of the Effective Time; provided, however, that unless Harris knowingly breaches Section 7.1.16, Harris shall be deemed to have complied with Section 7.1.16 unless the failure to comply with such section also results in the failure of the condition set forth in Section 9.3.1.

                  9.3.3 OFFICER'S CERTIFICATE. Harris shall have delivered to Total a certificate of Harris, dated the date of the Closing, signed by the Chief Executive Officer or President of Harris, certifying as to the fulfillment of the conditions specified in Sections 9.3.1 and 9.3.2.

                  9.3.4 CONSENTS. All material authorizations, consents or approvals of a Governmental Entity (other than those specified in Section 9.1.3 hereof) required to be obtained by Harris for the lawful execution and delivery of this Agreement and the performance of Harris' obligations hereunder, shall have been made or obtained (without any limitation, restriction or condition that has or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Surviving Corporation), except for such authorizations, consents or approvals, the failure of which to have been made or obtained does not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Surviving Corporation. All material authorizations, consents or approvals of any other Person with respect to any Material Agreement of Harris required such that the execution and delivery of this Agreement and the performance of the obligations hereunder do not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Surviving Corporation, shall have been made or obtained (without any limitation, restriction or condition that has or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Surviving Corporation).

SECTION 10 - TERMINATION

         10.1 TERMINATION BY MUTUAL AGREEMENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by the Required Total Vote and the Required Harris Vote, by mutual written consent of Total and Harris by action of their respective Boards of Directors.

         10.2 TERMINATION BY EITHER HARRIS OR TOTAL. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by the Required Total Vote and the Required Harris Vote, by action of the Board of Directors of either Harris or Total under any of the following circumstances:

                  10.2.1 TERMINATION DATE. The Merger shall not have been consummated by the Termination Date; provided, however, that the right to terminate this Agreement under this Section 10.2.1 shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to be consummated on or before such date.

                  10.2.2 REQUIRED TOTAL VOTE. The Required Total Vote shall not have been obtained at the Total Stockholders Meeting or at any adjournment or postponement thereof.

                  10.2.3 REQUIRED HARRIS VOTE. The Required Harris Vote shall not have been obtained at the Harris Stockholders Meeting or at any adjournment or postponement thereof.

                  10.2.4 LEGAL RESTRAINT. Any Law (including any decree, injunction, or order) permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this
Section 10.2.4 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the failure of the Merger to be consummated.

         10.3 TERMINATION BY TOTAL.

                  10.3.1 HARRIS BREACH. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Total Board if there is a breach by Harris of any representation, warranty, covenant or agreement contained in this Agreement that would give rise to a failure of a condition set forth in Section 9.3.1 or 9.3.2, which has not been cured (or is not capable of being cured) within ten business days following receipt by Harris of written notice of such breach, provided that Total may not terminate this Agreement pursuant to this Section 10.3.1 if Total is in material breach of this Agreement.

                  10.3.2 SUPERIOR TOTAL PROPOSAL. This Agreement may be terminated by Total and the Merger may be abandoned by Total at any time prior to the Required Total Vote Time in accordance with Section 6.4(c) hereof; provided, however, that the right to terminate this Agreement pursuant to this
Section 10.3.2 shall not be available if Total has breached in any material respect Section 6.4 hereof.

                  10.3.3 WITHDRAWAL OF RECOMMENDATION. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Total Board if the Harris Board, whether or not permitted to do so by this Agreement, shall have withdrawn or adversely modified its approval, or recommendation of this Agreement or the Merger, or shall have failed to call the Harris Stockholders Meeting or to solicit proxies from its stockholders in connection therewith.

         10.4 TERMINATION BY HARRIS.

                  10.4.1 TOTAL BREACH. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Harris Board if there is a breach by Total of any representation, warranty, covenant or agreement contained in this Agreement that would give rise to a failure of a condition set forth in Section 9.2.1 or 9.2.2, which has not been cured (or is not capable of being cured) within ten business days following receipt by Total of written notice of such breach, provided that Harris may not terminate this Agreement pursuant to this Section 10.4.1 if Harris is in material breach of this Agreement.

                  10.4.2 WITHDRAWAL OF RECOMMENDATION. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Harris Board if the Total Board, whether or not permitted to do so by this Agreement, shall have withdrawn or adversely modified its approval, or recommendation of this Agreement or the Merger, or shall have failed to call the Total Stockholders Meeting or to solicit proxies from its stockholders in connection therewith.

         10.5 EFFECT OF TERMINATION AND ABANDONMENT.

                  10.5.1 AGREEMENT TERMINATED. In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Section 10 by Total, on the one hand, or Harris, on the other hand, written notice thereof shall forthwith be given to the other party specifying the provision hereof pursuant to which such termination is made, and this Agreement (other than this Section 10.5 and 11) shall become void, and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors or other representatives); provided, however, no such termination shall relieve any party hereto of any liability or damages resulting from any willful breach of any representation, warranty, covenant or agreement contained in this Agreement. If this Agreement is terminated as provided herein, each party shall use all commercially reasonable efforts to redeliver all documents, work papers and other material (including any copies, summaries or analyses thereof) of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same.

                  10.5.2 TERMINATION FEE. In the event that (i) this Agreement is terminated by Total pursuant to Section 10.3.2, or (ii) this Agreement is terminated by Harris pursuant to Section 10.4.2, or (iii)(A) a Total Takeover Proposal shall have been made to Total or shall have been made directly to the stockholders of Total generally or shall have otherwise become publicly known or any Person shall have publicly announced an intention (whether or not conditional) to make a Total Takeover Proposal, (B) this Agreement is terminated by either Harris or Total pursuant to Section 10.2.1 or Section 10.2.2, and (C) within nine months after such termination, Total enters into a definitive agreement to consummate, or consummates, the transactions contemplated by any Total Takeover Proposal, then Total shall (i) pay Harris a fee equal to $1,250,000 (the "Total Termination Fee") and (ii) reimburse Harris in immediately available funds for the out-of-pocket expenses of Harris (including, without limitation, fees and expenses of counsel and accountants and out-of-pocket expenses (but not fees) of financial advisors) in an aggregate amount not to exceed $500,000 in connection with this Agreement or the transactions contemplated hereby, in each case by wire transfer of same-day funds, on the date of the first to occur of the events referred to in clause
(i), (ii), or (iii)(C).

                  10.5.3 PAYMENT OF EXPENSES IN CONNECTION WITH TOTAL BREACH. Without limiting any other right or remedy of Harris, Total agrees that if this Agreement is terminated pursuant to Section 10.4.1 hereof, Total will pay to Harris, as promptly as practicable but in no event later than two business days following termination of this Agreement, the amount of all documented and reasonable costs and expenses, up to a maximum amount of $625,000, incurred by Harris and Merger Sub (including but not limited to fees and expenses of counsel, accountants, and financial advisors) in connection with this Agreement or the transactions contemplated hereby.

                  10.5.4 PAYMENT OF EXPENSES IN CONNECTION WITH HARRIS BREACH. Without limiting any other right or remedy of Total, Harris agrees that if this Agreement is terminated pursuant to Section 10.3.1 hereof, Harris will pay to Total, as promptly as practicable but in no event later than two business days following termination of this Agreement, the amount of all documented and reasonable costs and expenses, up to a maximum amount of $625,000, incurred by Total (including but not limited to fees and expenses of counsel, accountants, and financial advisors) in connection with this Agreement or the transactions contemplated hereby.

                  10.5.5 INTEGRAL PART OF AGREEMENT. Each of Harris and Total acknowledge that the agreements contained in this Section 10.5 are an integral part of the transactions contemplated by this Agreement, and that without these agreements neither party would have entered into this Agreement. Each party respectively agrees to pay any costs and expenses of the other, including fees, disbursements and charges of counsel to the other, of enforcing its rights under this Section 10.5 in the event of any failure by the other to honor its obligations hereunder.

                  10.5.6 CONFIDENTIALITY AGREEMENT. The Confidentiality Agreement shall survive termination of this Agreement in accordance with its terms.

SECTION 11 - MISCELLANEOUS

         11.1 NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         (a) None of the representations, warranties, covenants and agreements in this Agreement or in any exhibit, schedule or instrument delivered pursuant to this Agreement shall survive beyond the Effective Time; provided, however, that this Section 11.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

         (b) Any disclosure made with reference to one or more Sections of the Total Disclosure Schedule or the Harris Disclosure Schedule shall not be deemed disclosed with respect to any other section therein, provided that either party may incorporate disclosures by cross reference to other sections of the schedule. Disclosure of any matter in the Total Disclosure Schedule or the Harris Disclosure Schedule shall not be deemed an admission that such matter is material.

         11.2 CONFIDENTIALITY AGREEMENT. The Confidentiality Agreement is incorporated into this Agreement by reference and the terms thereof shall be deemed to be part hereof.

         11.3 ENTIRE AGREEMENT. This Agreement (including the schedules) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         11.4 EXPENSES. Except as provided in Section 10.5, all Expenses incurred in connection with this Agreement, the Merger, and the other transactions contemplated by this Agreement shall be paid by the party incurring such Expenses, whether or not the Merger is consummated, except that, if the Merger is not consummated, each of Harris and Total shall bear and pay one-half of (i) the Expenses incurred in connection with filing, printing, and mailing the S-4 and Joint Proxy Statement/Prospectus, and (ii) the filing fees for the premerger notification and report forms under Hart-Scott and any similar foreign antitrust laws.

         11.5 ASSIGNMENTS; SUCCESSORS; PARTIES IN INTEREST. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by operation of Law (including, but not limited to, by merger or consolidation) or otherwise. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

         11.6 AMENDMENT.

                  11.6.1 WRITING REQUIRED. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

                  11.6.2 AMENDMENT AFTER STOCKHOLDER ACTION. This Agreement may be amended by action taken by Total and Harris at any time before or after approval of the Merger by the Required Total Vote and Required Harris Vote, but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable Law without such approval.

         11.7 EXTENSION; WAIVER. At any time prior to the Effective Time, each party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate or writing delivered pursuant hereto or (iii) waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of either party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of either party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights, and no single or partial exercise of any right, remedy, power or privilege shall preclude any other or further exercise thereof by either party.

         11.8 NOTICES. All notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) five business days following sending by registered or certified mail, postage prepaid, (ii) when sent if sent by facsimile, provided that the fax is promptly confirmed by telephone confirmation thereof, (iii) when delivered, if delivered personally to the intended recipient and (iv) one business day following sending by overnight delivery via a national courier service, and in each case, addressed to a party at the following address for such party:

         If to Harris:                Harris Interactive Inc.
                                      135 Corporate Woods
                                      Rochester, New York 14623
                                      Attention:  Chief Financial Officer
                                      Facsimile:  716-272-8763

                  With a copy to:     Harris Beach LLP
                                      130 E. Main Street
                                      Rochester, New York 14604
                                      Attention:  Beth Ela Wilkens, Esq.
                                      Facsimile:  716-232-6925

         If to Total:                 Total Research Corporation
                                      5 Independence Way
                                      Princeton, New Jersey 08543
                                      Attention:  President
                                      Facsimile:  609-987-8839

                  With a copy to:     Kramer Levin Naftalis & Frankel LLP
                                      919 Third Avenue
                                      New York, New York 10022
                                      Attention:  Howard A. Sobel, Esq.
                                      Facsimile:  212-715-8000

or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

                  11.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York (except to the extent that provisions of the Corporation Law are mandatorily applicable), without giving effect to the choice of Law principles thereof.

                  11.10 DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  11.11 SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

                  11.12 ENFORCEMENT; JURISDICTION. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of New York or in New York state court, this being in addition to any other remedy to which they are entitled at Law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of New York or any New York state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of New York.

                  11.13 JOINT WORK PRODUCT. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

                  11.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Signed facsimile copies of this Agreement will legally bind the parties to the same extent as original documents.

                            [signature page follows]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.


                                  HARRIS INTERACTIVE INC.


                                  By:      /s/ Gordon S. Black
                                           ------------------------------------
                                  Its:     Chairman and Chief Executive Officer
                                           ------------------------------------


                                  TOTAL RESEARCH CORPORATION


                                  By:      /s/ Albert A. Angrisani
                                           ------------------------------------
                                  Its:     President and Chief Executive Officer
                                           ------------------------------------


                                  TOTAL MERGER SUB INC.


                                  By:      /s/ Gordon S. Black
                                           ------------------------------------
                                  Its:     Chairman and Chief Executive Officer
                                           ------------------------------------